                                                                  EXHIBIT 10.6

                                  Office Lease


                                     Between


                     CRESCENT REAL ESTATE FUNDING III, L.P.

                                  ("LANDLORD")


                                       and


                                ASHFORD.COM, INC.

                                   ("TENANT")

                                TABLE OF CONTENTS

PARAGRAPHS:
- -----------                                                                                   Page
1.       BUSINESS POINTS...........................................................           -1-
2.       INTERPRETING THIS LEASE...................................................           -8-
3.       UNDERSTANDING THE PROJECT.................................................           -9-
4.       TERM......................................................................          -10-
5.       PREPARING THE PREMISES....................................................          -11-
6.       RENT AND SECURITY DEPOSIT.................................................          -13-
7.       EXCESS OPERATING EXPENSES.................................................          -16-
8.       LANDLORD SERVICES.........................................................          -20-
9.       OCCUPANCY AND CONTROL.....................................................          -25-
10.      TENANT'S COVENANTS........................................................          -26-
11.      REPAIRS, MAINTENANCE AND ALTERATIONS......................................          -28-
12.      ASSIGNMENT AND SUBLETTING BY TENANT.......................................          -31-
13.      INDEMNITY.................................................................          -32-
14.      INSURANCE.................................................................          -35-
15.      FIRE OR CASUALTY..........................................................          -37-
16.      CONDEMNATION..............................................................          -39-
17.      DEFAULTS AND REMEDIES.....................................................          -40-
18.      END OF TERM...............................................................          -43-
19.      NOTICES...................................................................          -44-
20.      LANDLORD'S FINANCING......................................................          -44-
21.      RIGHTS RESERVED BY LANDLORD...............................................          -45-
22.      HAZARDOUS MATERIALS.......................................................          -47-
23.      LANDLORD'S INTEREST.......................................................          -48-
24.      EXECUTION AND SIGNING AUTHORITY...........................................          -49-
25.      QUIET ENJOYMENT...........................................................          -49-
26.      ADDITIONAL PROVISIONS.....................................................          -50-


EXHIBITS & RIDERS:
- ------------------
EXHIBIT "A"                LEGAL DESCRIPTION OF THE PROJECT
EXHIBIT "B"                FLOOR PLAN OF PREMISES
EXHIBIT "C"                CONSTRUCTION AGREEMENT
EXHIBIT "D"                CERTIFICATE OF ACCEPTANCE OF PREMISES
EXHIBIT "E"                RULES AND REGULATIONS
EXHIBIT "F-1"              LIABILITY INSURANCE CERTIFICATE
EXHIBIT "F-2"              PROPERTY INSURANCE CERTIFICATE
EXHIBIT "G"                FORM OF LETTER OF CREDIT
RIDER NO.  1               OPTION TO EXTEND
RIDER NO.  3               PREFERENTIAL RIGHT TO LEASE

                                  OFFICE LEASE


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the Landlord named below leases to the Tenant named below, and Tenant leases from Landlord, the Premises described below pursuant to this Office Lease (this "LEASE") entered into effective as of the Date of Lease specified below:

1. BUSINESS POINTS. The key business terms used in this Lease are defined as follows:

         (a)   "DATE OF LEASE" (for reference purposes only): July 23, 1999.

         (b)   "LANDLORD":          CRESCENT REAL ESTATE FUNDING III, L.P.,
                                    a Delaware limited partnership

         (c)   "TENANT":            ASHFORD.COM, INC.,
                                    a Delaware corporation

         (d)   "BUILDING":          Collectively,

                                    (i)      The office building (the "3800
                                             BUFFALO BUILDING") commonly known
                                             as the "3800 Buffalo Speedway".
                                             Street Address: 3800 Buffalo
                                             Speedway, Houston, Texas 77046
                                             RSF of the 3800 Buffalo
                                             Building: 148,622


                                             and

                                    (ii)     The office building (the "FIVE
                                             GREENWAY BUILDING") commonly known
                                             as the "Five Greenway Plaza".
                                             Street Address: Five Greenway
                                             Plaza, Houston, Texas 77046
                                             RSF of the Five Greenway Building:
                                             879,244

         (e)   "PREMISES":          Collectively,

                                    (i)      Suite 400, 4th floor of the 3800
                                             Buffalo Building, shown on floor
                                             plan attached as EXHIBIT "B-1",
                                             consisting of 32,124 RSF, which is
                                             comprised of 20,000 RSF (the
                                             "ORIGINAL 3800 BUFFALO PREMISES")
                                             and 12,124 RSF, (the "ADDITIONAL
                                             3800 BUFFALO PREMISES"); and

                                    (ii)     Suites B100 and B150 of the Five
                                             Greenway Building, shown on floor
                                             plan attached as EXHIBIT "B-2",
                                             consisting of 16,155 RSF (the "FIVE
                                             GREENWAY STORAGE PREMISES");

                                    (iii)    Suite B125 of the Five Greenway
                                             Building, shown on floor plan
                                             attached as EXHIBIT "B-2",
                                             consisting of 6,207 RSF (the
                                             "ADDITIONAL FIVE GREENWAY STORAGE
                                             PREMISES"); and

                                    (iv)     Suite C530 of the Five Greenway
                                             Building, shown on floor plan
                                             attached as EXHIBIT "B-3",
                                             consisting of 6,606 RSF (the "FIVE
                                             GREENWAY VAULT PREMISES").

                                    Total RSF of the Premises:  61,092.

         (f)   "TERM":              44 months.

         (g)   "ESTIMATED COMMENCEMENT DATE":   August 7, 1999, for the Original
                                                3800 Buffalo Premises.

                                                September 1, 1999, for the Five
                                                Greenway Vault Premises and the
                                                Five Greenway Storage Premises.

                                                November 1, 1999, for the
                                                Additional Five Greenway Storage
                                                Space.

                                                March 1, 2000, for the
                                                Additional 3800 Buffalo
                                                Premises. This date is not
                                                subject to change under
                                                PARAGRAPH 4.

         (h)   "BASE RENT":

                         ORIGINAL 3800 BUFFALO PREMISES

        Rental Period                               Annual Base Rental Rate/RSF                 Monthly Base Rent
        -------------                               ---------------------------                 -----------------
        CD1 thru August 31, 2000                             $16.00                             $26,666.67
        September 1, 2000 thru August 31, 2001               $17.00                             $28,333.33
        September 1, 2001 thru ED                            $18.00                             $30,000.00

                        ADDITIONAL 3800 BUFFALO PREMISES

        Rental Period                               Annual Base Rental Rate/RSF                 Monthly Base Rent
        -------------                               ---------------------------                 -----------------
        March 1, 2000 thru August 31, 2000                   $16.00                             $16,165.33
        September 1, 2000 thru August 31, 2001               $17.00                             $17,175.67
        September 1, 2001 thru ED                            $18.00                             $18,186.00

                          FIVE GREENWAY VAULT PREMISES

        Rental Period                               Annual Base Rental Rate/RSF                 Monthly Base Rent
        -------------                               ---------------------------                 -----------------
        CD2 thru ED                                          $18.00                             $9,909.00

                         FIVE GREENWAY STORAGE PREMISES

        Rental Period                               Annual Base Rental Rate/RSF                 Monthly Base Rent
        -------------                               ---------------------------                 -----------------
        CD3 thru ED                                          $10.00                             $13,462.50

                    ADDITIONAL FIVE GREENWAY STORAGE PREMISES

        Rental Period                               Annual Base Rental Rate/RSF                 Monthly Base Rent
        -------------                               ---------------------------                 -----------------
        CD4 thru ED                                          $10.00                             $5,172.50

     CD1 = Original 3800 Buffalo Commencement Date (pursuant to PARAGRAPH 4) CD2 = Vault Commencement Date (pursuant to PARAGRAPH 4)
     CD3 = Storage Commencement Date (pursuant to PARAGRAPH 4)
     CD4 = Additional Storage Commencement Date (pursuant to PARAGRAPH 4)
     ED  = Expiration Date (pursuant to PARAGRAPH 4)

         (i) "SECURITY DEPOSIT": $71,376.00 cash. In addition, see the requirement for letter of credit in PARAGRAPH 6(c).

         (j)      "BASE YEAR": Calendar year 1999.

         (k)      "PARKING PERMITS":

                 (i) 3800 Buffalo Unreserved Parking. Within 30 days after the Original 3800 Buffalo Commencement Date (and with respect to any future permits, within 30 days after the delivery of additional RSF applicable to such future permits), Tenant may elect to take, by giving Landlord written notice within such 30 day period, and Landlord shall then provide, up to 4 unreserved permits (the "3800 BUFFALO PERMITS") per 1,000 RSF leased and occupied by Tenant in the 3800 Buffalo Building allowing access to the Project's parking facilities which Landlord may now or subsequently own, build, or contract for Tenant's use, as set forth below. Subject to the boundaries set forth below, Landlord shall have the right, at any time and from time to time, to change the designation of such parking garages and/or parking areas. At such time, Landlord shall have the option to reissue all or a portion of Tenant's permits to reflect the changes in parking locations.

                          (A) Of the 4 per 1,000 RSF 3800 Buffalo Permits, 1 per 1000 RSF shall be in the 3800 Buffalo Speedway Garage, and Tenant shall pay during the initial Term of this Lease $35.00 per month, plus any taxes thereon, for each of such permits.

                          (B) Of the 4 per 1,000 RSF 3800 Buffalo Permits, 2 per 1000 RSF shall be in the area (the "PHASE I AREA") bounded by Richmond Avenue on the North, Buffalo Speedway on the East, the Southwest Freeway on the South, and Edloe Street on the West, and Tenant shall pay during the initial Term of this Lease $30.00 per month, plus any taxes thereon, for each of such permits in garages and/or areas owned by Landlord.

                          (C) Of the 4 per 1,000 RSF 3800 Buffalo Permits, 1 per 1000 RSF shall be in any of the Project's parking facilities, as designated by Landlord, provided that such parking facilities are within 2 blocks of the boundaries, as they exist from time to time, of the portion of the Project that is contiguous (ignoring streets and other strips of property) to the Project as it exists on the Date of Lease, and Tenant shall pay during the initial Term of this Lease $50.00 per month, plus any taxes thereon, for each of such permits in garages and/or areas owned by Landlord.

If any of the parking permits issued under SUB-PARAGRAPHS 1(k)(i)(B) AND (z) above are for facilities that are not owned by Landlord, then, instead of the amounts set forth in such Sub-Paragraphs, Tenant shall pay the monthly contract rate Landlord negotiates with the owner thereof (plus Landlord's overhead, administration and other directly-related costs such as security and insurance) or as Landlord deems comparable to Landlord's quoted monthly contract rates in its own comparable facilities (as set from time to time), plus any taxes thereon for each of such permits.

                 (ii) Five Greenway Unreserved Parking. Within 30 days after the Vault Commencement Date (and with respect to any future permits, within 30 days after the delivery of additional RSF applicable to such future permits), Tenant may elect to take, by giving Landlord written notice within such 30 day period, and Landlord shall then provide, up to 25 unreserved permits (the "FIVE GREENWAY PERMITS") allowing access to the Project's parking facilities in the Phase I Area which Landlord may now or subsequently own, build, or contract for Tenant's use, as set forth below. Landlord shall have the right, at any time and from time to time, to change the designation of such parking garages and/or parking areas, within the Phase I Area. At such time, Landlord shall have the option to reissue all or a portion of Tenant's permits to reflect the changes in parking locations. Tenant shall pay during the initial Term of this Lease $30.00 per month, plus any taxes thereon, for each of such permits in garages and/or areas owned by Landlord. If any of such parking permits are for facilities that are not owned by Landlord, then Tenant shall pay the monthly contract rate Landlord negotiates with the owner thereof (plus Landlord's overhead, administration and other directly-related costs such as security and insurance) or as Landlord deems comparable to Landlord's quoted monthly contract rates in its own comparable facilities (as set from time to time), plus any taxes thereon for each of such permits.

                 (iii) Non-Used Permits. Tenant may permanently return, all or any, of the parking permits that it has timely elected to take by giving Landlord 30 days written notice of the effective date of the return. Upon such effective date, Landlord's obligation to provide, and Tenant's obligation to pay for, such returned permits shall terminate. Prior to such effective date, Tenant shall return any key-card, sticker, or other identification or entrance enabling device provided by Landlord. Landlord shall have no obligation to provide Tenant, and Tenant shall have no right to, any parking permits that are returned or that Tenant does not timely elect to take.

                 (iv) Reserved Parking. Tenant shall have the right to convert up to 5 unreserved permits in the 3800 Buffalo Speedway Garage to reserved permits providing access to the 3800 Buffalo Speedway Garage in locations determined by Landlord, in its sole discretion. During the initial Term, Tenant shall pay Landlord $75.00 per month, plus any taxes thereon, for each of such permits.

                 (v) Visitor Parking. Landlord shall provide a system for validating Tenant's visitor parking in designated areas (visitor parking being subject to availability). Tenant shall, within 30 days after written demand, pay any validated visitor parking charges incurred. However, all charges incurred during the first hour per visitor shall be free, and Landlord shall deduct the cost thereof from each visitor parking ticket that has been properly validated by Tenant in accordance with Landlord's validation procedure.

                 (vi) Renewals and Extensions: During any renewal or extension of the Term of this Lease, Tenant shall pay Landlord its full monthly contract parking rate(s) (as set from time to time) for all monthly parking permits plus any taxes thereon.

        (l)      "PERMITTED USE":          Original 3800 Buffalo Premises -
                                           general office and related office
                                           uses, including, but not limited to,
                                           the marketing and sale of fine
                                           watches, writing instruments and
                                           other premium and luxury products
                                           over the Internet, subject to
                                           PARAGRAPH 9(a);

                                           Additional 3800 Buffalo Premises -
                                           general office and related office
                                           uses, including, but not limited to,
                                           the marketing and sale of fine
                                           watches, writing instruments and
                                           other premium and luxury products
                                           over the Internet, subject to
                                           PARAGRAPH 9(a);

                                           Five Greenway Vault Premises -
                                           Showroom and Storage for the sale of
                                           fine watches, writing instruments,
                                           and other related products and
                                           related office uses, subject to
                                           PARAGRAPH 9(a); and

                                           Five Greenway Storage Premises -
                                           Storage, shipping, and handling
                                           facilities not visible to the public
                                           and related office uses, subject to
                                           PARAGRAPH 9(a).

                                           Additional Five Greenway Storage
                                           Premises - Storage, shipping, and
                                           handling facilities not visible to
                                           the public and related office uses,
                                           subject to PARAGRAPH 9(a).

(m)      ADDRESSES:

LANDLORD'S ADDRESSES FOR NOTICE:

Five Greenway Plaza, Suite 110
Houston, Texas 77046
Attn:  Property Manager

Telephone:       (713) 965-1702
Facsimile:       (713) 965-2950

with a copy to:

Post Oak Central
2000 Post Oak Central, Suite 1950
Houston, Texas 77036
Attn:   Vice President,
        Houston Region -- Asset Management

Telephone:       (713) 840-1170
Facsimile:       (713) 840-1180


with a copy to:

777 Main Street, Suite 2100
Fort Worth, Texas 76102
Attn:  Legal Department
Telephone:       (817) 321-2100
Facsimile:       (817) 321-2000


LANDLORD'S ADDRESS FOR PAYMENTS:

P.O. Box 200805, Houston, Texas 77216-0805


TENANT'S ADDRESS PRIOR TO THE
ORIGINAL 3800 BUFFALO COMMENCEMENT
DATE:

3355 West Alabama, Suite 175
Houston, Texas 77098
Attention: Mr. James Whitcomb
Telephone:       (713) 369-1300
Facsimile:       (713) 623-0444

TENANT'S ADDRESS ON AND AFTER
THE ORIGINAL 3800 BUFFALO COMMENCEMENT
DATE:

The Original 3800 Buffalo Premises
Attention: Mr. James Whitcomb


with a copy to:

Robert F. Gray, Jr.
Fulbright & Jaworski L.L.P.
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Telephone:       (713) 651-5566
Facsimile:       (713) 651-5246

        (n) ADDITIONAL DEFINITIONS: In addition to the key business terms defined above, an index of the other defined terms used in the text of this Lease is set forth below, with a cross-reference to the paragraph in this Lease in which the definition of such term can be found:

ABS.......................................................8(d)
ADA.......................................................2(c)
Alterations..............................................11(c)
Applicable Law............................................2(c)
Beneficiary...........................................13(a)(i)
Bodily Injury.......................................13(a)(iii)
Building Standard.........................................2(b)
CERCLA....................................................2(c)
Certificates........................................14(b)(iii)
Claims...............................................13(a)(ii)
Collateral...............................................17(h)
Commencement Date............................................4
Common Areas..............................................3(b)
Construction Agreement....................................5(a)
Contamination............................................22(a)
Control..................................................12(a)
Default Rate.............................................17(b)
Defend................................................13(a)(v)
EOE.......................................................7(a)
Event of Default.........................................17(a)
Excess Operating Expenses.................................7(a)
Expiration Date..............................................4
Fair Rental Value........................................17(d)
Hazardous Materials......................................22(a)
Hold Over................................................18(c)
HVAC......................................................8(a)
Indemnify.............................................13(a)(v)
Insurable Injuries...................................13(a)(ii)
ISO..................................................13(a)(ii)
Land......................................................3(a)
Landlord Parties......................................13(a)(i)
Landlord's Contribution..................................15(b)
Landlord's Mortgagee........................................20
Landlord's Reletting Expenses............................17(d)
Landlord's Rental Damages................................17(d)
Minor Alterations........................................11(c)
Operating Expenses........................................7(b)
Permitted Use.............................................9(a)
Personal Injury.....................................13(a)(iii)
Prime Rate...............................................17(d)
Project...................................................3(a)
Project Systems........................................7(b)(i)
Property Damage.....................................13(a)(iii)
Provider..................................................8(f)
Punchlist Items...........................................5(b)
Relocated Premises.......................................21(c)
Relocation Date..........................................21(c)
Rent......................................................6(a)
RSF.......................................................3(a)
Rules and Regulations.....................................9(b)
Service Areas.............................................3(b)
Service Interruption......................................8(e)
State.....................................................2(c)
Substantial Completion.............................4(e) of the
                                        Construction Agreement
Tenant Parties........................................13(a)(i)
Tenant's Contribution....................................15(b)
Tenant's FF&E......................................14(b)(i)(C)
Tenant's Insurable Injuries..........................13(a)(iv)
Tenant's Share............................................7(a)
Transfer.................................................12(a)
Waive.................................................13(a)(v)
Work...............................................4(a) of the
                                        Construction Agreement

2. INTERPRETING THIS LEASE.

        (a) USAGE OF CERTAIN WORDS. Bold italicized print in quotations marks, e.g., "TRANSFER", indicates definition of a term. A defined term includes all grammatical variations which are also shown with initial capital letters. For example, the defined word "Transfer" includes "Transferee", "Transferring", "Transferred", etc., as grammatically appropriate in the text. Cross-references to other provisions of this Lease are in bold print following the word "PARAGRAPH". The word "including" shall not be construed restrictively to limit or exclude other items not listed. Unless the context otherwise requires, the singular includes the plural and the plural the singular, and the masculine, feminine and neuter genders are interchangeable. Unless otherwise specified as a business day, a "day" means a calendar day.

        (b) BUILDING STANDARD. "BUILDING STANDARD" means the type, brand, quantity or quality of materials, equipment, services, insurance coverages, methods, scheduling and usages Landlord designates or determines from time to time to be standard for the(1) Building or the Project(2).

        (c) APPLICABLE LAW. "APPLICABLE LAW" means all federal, state and local laws, statutes, ordinances, court rulings, orders, regulations, public or private restrictions and requirements now or hereafter adopted by any governmental or other authority, board of fire underwriters, utility company, property association, declarant or similar body, affecting the Project or this Lease, including (i) those pertaining to health, safety, the environment or any Hazardous Material, (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and (iii) Title III of The Americans with Disabilities Act of 1990, the Accessibility Guidelines for Buildings and Facilities and any other law pertaining to disabilities and architectural barriers (collectively, "ADA"). THE VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS LEASE ARE GOVERNED BY THE APPLICABLE LAW OF THE STATE OR OTHER JURISDICTION WHERE THE BUILDING IS LOCATED ("STATE"). ALL OBLIGATIONS UNDER THIS LEASE ARE PERFORMABLE IN THE COUNTY OR OTHER JURISDICTION IN WHICH THE BUILDING IS LOCATED, WHICH SHALL BE VENUE FOR ALL LEGAL ACTIONS.

        (d) ENTIRE AGREEMENT. This Lease contains the parties' entire agreement regarding the subject matter hereof. There are no representations or warranties between the parties not contained in this Lease. No amendment of this Lease shall be effective unless in writing and duly signed by the party against whom enforcement is sought. Any invalidated provision of this Lease shall be severed from, and shall not impair the validity of, this Lease. The exhibits and riders attached hereto are incorporated herein and made a part of this Lease for all purposes.


- ---------------

(1) applicable

(2) , so long as any decrease in the standards from those in effect on the Date of Lease are in keeping with the standards in comparable office buildings in the Greenway Plaza area of Houston, Texas, taking into account age, size and other relevant factors

3. UNDERSTANDING THE PROJECT.

        (a) PROJECT AND RENTABLE AREA. The "PROJECT" consists of the tract of land described on EXHIBIT "A" (the "LAND"), the Building and all appurtenant parking facilities, landscaping, fixtures, Common Areas, service buildings and related improvements now or hereafter constructed thereon or on land acquired by Landlord (or its affiliates) and added to the Project from time to time. The "RSF" is the square footage of rentable area of a given space calculated using Building Standard methods of measurement.(3)


- ----------------

(3) Landlord and Tenant stipulate that the RSF of the Building and the portions of the Premises as set forth in Paragraph 1 shall be fixed and are not subject to change, except in the event of a condemnation or an expansion or contraction of the Premises.

        (b) COMMON AREAS AND SERVICE AREAS. Landlord grants Tenant a non-exclusive right to use the Common Areas during the Term for their intended purposes, in common with others and subject to the provisions of this Lease. "COMMON AREAS" are all present and future areas, facilities and equipment in the Project designated by Landlord for the common use of the occupants of the(4) Building and their customers, employees and invitees, including tunnels, walkways, sky bridges and driveways, lobbies, landscaped areas, loading areas, public corridors, public restrooms, stairs and elevators, and drinking fountains. "SERVICE AREAS" are all present and future areas, facilities and equipment serving the Project which are not generally accessible to Tenant or other occupants of the(5) Building, including mechanical, telecommunications, electrical and similar rooms, roof, risers and HVAC equipment areas.


- --------------

(4) applicable

(5) applicable

4. TERM. The Term(6) shall commence on the earlier of (a) the(7) date of Substantial Completion of the Work pursuant to the Construction Agreement (if applicable)(8); and (b) the(9) date Tenant takes possession of(10) of the Premises for purposes of conducting business(11)


- ----------------

(6) with respect to the Original 3800 Buffalo Premises shall commence on the earlier of (i) the date the carpet is installed in the Original 3800 Buffalo Premises; and (ii) the date Tenant takes possession of any portion of the Original 3800 Buffalo Premises for purposes of conducting business, which possession may be prior to Substantial Completion provided that Tenant does not interfere with the completion of the Work (the "Original 3800 Buffalo Commencement Date") and shall end on the last day of the 44th full calendar month after the Original 3800 Buffalo Commencement Date (the "Expiration Date"), subject to Paragraph 17. The Term with respect to each of the Five Greenway Vault Premises, the Five Greenway Storage Premises, and the Five Greenway Additional Storage Premises

(7) respective

(8) for each of such portions of the Premises

(9) respective

(10) each of such portions

(11) , which possession may be prior to Substantial Completion provided that Tenant does not interfere with the completion of the Work (the dates the Term commences for the Five Greenway Vault Premises, the Five Greenway Storage Premises, and the Additional Five Greenway Storage Premises are referred to as the "Vault Commencement Date", the "Storage Commencement Date", and the "Additional Storage Commencement Date", respectively; each of which commencement dates along with the Original 3800 Buffalo Commencement Date and the Additional 3800 Buffalo Commencement Date are generically referred to as the "Commencement Date") and shall end on the Expiration Date

(12) Landlord shall not be liable or responsible for Claims made or incurred by Tenant due to any delay in tendering the Premises.


5. PREPARING THE PREMISES.

        (a) CONDITION. Tenant agrees to accept the Premises "as-is". However, all improvements, if any, shall be constructed in the Premises, and the cost thereof paid, in accordance with the "CONSTRUCTION AGREEMENT" attached as EXHIBIT "C" (if applicable). Except as expressly provided in this Lease or the Construction Agreement, Landlord has not undertaken to perform any alteration or improvement to the Premises.



- --------------------------------------------------------------------------------

(12) The Term with respect to the Additional 3800 Buffalo Premises shall commence on March 1, 2000 (the "Additional 3800 Buffalo Commencement Date") and shall end on the Expiration Date.

        (b) ACCEPTANCE. BY TAKING POSSESSION OF THE PREMISES, AND TO THE FULLEST EXTENT PROVIDED BY PARAGRAPH 13(c), TENANT WAIVES (i) ANY CLAIMS DUE TO DEFECTS IN THE PREMISES AND/OR THE PROJECT EXCEPT (A) MINOR FINISH ADJUSTMENTS IN WORK PERFORMED BY LANDLORD ("PUNCHLIST ITEMS") SPECIFIED IN REASONABLE DETAIL BY TENANT(13), AND (B) LATENT DEFECTS IN LANDLORD'S WORK OF WHICH TENANT NOTIFIES LANDLORD WITHIN 180 DAYS AFTER TAKING POSSESSION; AND (ii) ALL EXPRESS AND IMPLIED WARRANTIES OF SUITABILITY, HABITABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Except to the extent otherwise expressly provided in this Lease, Tenant Waives the right to terminate this Lease due to Punchlist Items or the condition of the Premises, the Building or the Project. Tenant shall, within 15 days after Landlord's request, execute and deliver a Certificate of Acceptance of the Premises substantially in the form attached as EXHIBIT "D".


6. RENT AND SECURITY DEPOSIT.

        (a) RENT. Beginning on the(14) Commencement Date(15), Tenant shall pay Landlord the Base Rent(16). The term "RENT" includes Base Rent, Excess Operating Expenses and any and all other sums payable by Tenant under this Lease. All Rent (plus any applicable taxes thereon) shall be payable to Landlord at the Address for Payments set forth above, or to such other place or entity as may from time to time be designated in writing by Landlord, in lawful money of the United States of America. Tenant shall pay Landlord monthly installments of Base Rent and Excess Operating Expenses in advance on or before the first day of each calendar month during the Term, without deduction, setoff or prior request for payment. Rent for any partial month shall be prorated on a daily basis based on a 360-day calendar year. Tenant may make Rent payments by electronic transfer in accordance with Landlord's instructions.

- -----------------

(13) WITHIN 10 DAYS AFTER SUBSTANTIAL COMPLETION OF EACH PORTION OF THE PREMISES

(14) applicable

(15) for each portion of the Premises

(16) for the applicable portion of the Premises

        (b) SECURITY DEPOSIT. Concurrently with its execution of this Lease, Tenant shall pay Landlord the(17) Security Deposit(18) in order to secure Tenant's faithful performance under this Lease (without being considered Rent or a measure of Landlord's damages and without prejudice to any other rights or remedies of Landlord),(19) The Security Deposit shall be held without interest and may be commingled with other funds. Landlord may apply the Security Deposit as necessary to make good any Rent arrearage, pay the cost of curing an Event of Default by Tenant or reimburse Landlord for expenditures made or damages suffered due to an Event of Default by Tenant. If all or any portion of the Security Deposit is ever applied under this Lease, Tenant shall(20) deposit additional funds with Landlord equal to the amount so applied. Provided no uncured Event of Default then exists under this Lease (and no condition exists which, with the passage of time or giving of notice, would become an Event of Default), the Security Deposit (or the remaining balance after application under this Lease) shall be refunded to Tenant within 30 days after the latest of (i) the Expiration Date; (ii) payment of all Rent due under this Lease; (iii) surrender of possession of the Premises to Landlord in accordance with this Lease; and (iv) Landlord's receipt of Tenant's forwarding address and written request for refund.


- -----------------

(17) cash portion of the

(18) AND DELIVER TO LANDLORD A LETTER OF CREDIT IN ACCORDANCE WITH PARAGRAPH 6(c) OF THIS LEASE,

(19) The cash portion of the Security Deposit and EACH LETTER OF CREDIT AND ANY AMOUNTS DRAWN ON ANY LETTER OF CREDIT ARE COLLECTIVELY REFERRED TO IN THIS LEASE AS THE "SECURITY DEPOSIT".

(20) within 5 days after written notice

        (21)       (See footnote below)



- --------------

(21) (c) LETTER OF CREDIT. TENANT SHALL OBTAIN AT ITS EXPENSE AND DELIVER TO LANDLORD, UPON TENANT'S EXECUTION OF THIS LEASE, AN IRREVOCABLE AND UNCONDITIONAL LETTER OF CREDIT THAT SATISFIES EACH OF THE FOLLOWING
REQUIREMENTS: (a) ISSUED IN THE AMOUNT OF $500,000.00 BY CHASE BANK OF TEXAS, N.A., (b) DATED THE DATE OF DELIVERY OF THE LETTER OF CREDIT, (c) NAMING LANDLORD AS BENEFICIARY, (d) EXPIRING NO EARLIER THAN SEPTEMBER 1, 2000, AND (e) BEING IN THE FORM ATTACHED HERETO AS EXHIBIT "G" (THE "ORIGINAL LETTER OF CREDIT"). ON OR BEFORE AUGUST 1 OF EACH YEAR DURING THE TERM, TENANT SHALL DELIVER TO LANDLORD A REPLACEMENT LETTER OF CREDIT EACH DATED THE EXPIRATION DATE OF THE LETTER OF CREDIT IT REPLACES AND IN ALL OTHER RESPECTS SATISFYING THE FOREGOING REQUIREMENTS (A "REPLACEMENT LETTER OF CREDIT"); PROVIDED, HOWEVER, THAT ONCE TENANT HAS COMPLETED A PUBLIC OFFERING OF ITS COMMON STOCK PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NETTING TENANT AT LEAST $15,000,000, TENANT SHALL NO LONGER BE REQUIRED TO MAINTAIN A LETTER OF CREDIT OR LC SECURITY DEPOSIT (DEFINED BELOW), AND LANDLORD SHALL RETURN THE ORIGINAL LETTER OF CREDIT, THE REPLACEMENT LETTER OF CREDIT, OR LC SECURITY DEPOSIT, AS APPLICABLE, TO TENANT WITHIN 10 DAYS AFTER LANDLORD RECEIVES (i) A WRITTEN REQUEST FROM TENANT FOR THE RETURN, (ii) A LISTING CONFIRMATION FROM THE NASDAQ, AND (iii) A CERTIFICATE OF THE PRESIDENT OR VICE PRESIDENT OF TENANT CERTIFYING THAT SUCH PUBLIC OFFERING HAS BEEN COMPLETED AND THE PROCEEDS OF AT LEAST $15,000,000 RECEIVED. FAILURE TO REPLACE THE ORIGINAL LETTER OF CREDIT AND EACH REPLACEMENT LETTER OF CREDIT AS PROVIDED ABOVE AT LEAST THIRTY (30) DAYS PRIOR TO ITS EXPIRATION DATE SHALL BE DEEMED AN EVENT OF DEFAULT BY TENANT UNDER THIS LEASE, WITHOUT NOTICE OR OPPORTUNITY TO CURE, IN WHICH EVENT LANDLORD'S SOLE REMEDY SHALL BE TO PRESENT THE ORIGINAL LETTER OF CREDIT OR THE REPLACEMENT LETTER OF CREDIT, AS APPLICABLE, TO THE LENDING INSTITUTION FOR PAYMENT AND HOLD THE PROCEEDS AS A SECURITY DEPOSIT PURSUANT TO PARAGRAPH 6(b) ABOVE (THE PROCEEDS TO THE EXTENT NOT NEEDED TO REPLENISH THE $71,376.00 CASH PORTION OF THE SECURITY DEPOSIT ARE REFERRED TO AS THE "LC SECURITY DEPOSIT"). ANY AMOUNTS DRAWN AND NOT APPLIED TO CURE AN EVENT OF DEFAULT BY TENANT UNDER THIS LEASE SHALL BE HELD AS AN ADDITIONAL SECURITY DEPOSIT PURSUANT TO PARAGRAPH 6(b) ABOVE.

7. EXCESS OPERATING EXPENSES.

        (a) CALCULATION. During the Term, Tenant shall pay Landlord Tenant's Share of the amount (prorated for any partial calendar year) by which Operating Expenses for each calendar year exceed Operating Expenses for the Base Year ("EXCESS OPERATING EXPENSES" or "EOE"). "TENANT'S SHARE" is equal to(22) the RSF of the(23) Premises divided by the RSF of the(24). Operating Expenses are computed on an accrual basis in accordance with sound accounting principles consistently applied.(25) If the Building is less than fully occupied or Building Standard services are not provided to the entire Building during any calendar year (including the Base Year), all Operating Expenses which vary directly with occupancy shall be "grossed-up" by Landlord as if the Building had been fully occupied and Building Standard services had been provided to the entire Building during such calendar year.

        (b) OPERATING EXPENSES. "OPERATING EXPENSES" are all costs and expenditures of every kind incurred by Landlord in connection with the ownership, operation, maintenance, management, repair and protection of the Project which are directly attributable or reasonably allocable to the(26), including Landlord's personal property used in connection with the Project and including all costs and expenditures within the following expense categories:

                 (i) Operation, maintenance, repair and replacements of any part of the Project, including the mechanical, electrical, plumbing, HVAC, vertical transportation, fire prevention and warning and security systems (collectively, "PROJECT SYSTEMS"); materials and supplies (such as light bulbs and ballasts); equipment and tools; floor, wall and window coverings; personal property; required or beneficial easements; and related service agreements and rental expenses.

                 (ii) Administrative and management fees, including accounting, information and professional services (except for negotiations and disputes with specific tenants not affecting other parties)(27); management office(s); and wages, salaries, benefits, reimbursable expenses and taxes (or allocations thereof) for full and part time personnel involved in operation, maintenance and management.

                 (iii) Janitorial service; window cleaning; waste disposal; gas, water and sewer charges (including add-ons); and landscaping, including all applicable tools and supplies.

                 (iv) Property, liability and other insurance coverages carried by Landlord, including deductibles and an allocation of a portion of the cost of blanket insurance policies maintained by Landlord and/or its affiliates.

                 (v) Real estate taxes, assessments, business taxes, excises, association dues, fees, levies, charges and other taxes of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, including interest on installment payments, which may be levied or assessed against or arise in connection with ownership,


- ---------------------

(22) with respect to each of the 3800 Buffalo Building and the Five Greenway Building

(23) applicable portion of the

(24) 3800 Buffalo Building or the Five Greenway Building, as applicable

(25) As used in this Lease, the "sound accounting principles" used by landlord in calculating Operating Expenses will, to the extent applicable and except as otherwise provided in this Lease, be consistent with "generally accepted accounting principles" or "GAAP".

(26) 3800 Buffalo Building and the Five Greenway Building, as applicable

(27) , provided that the management fee shall not exceed 4% of gross revenues for the Project use, occupancy, rental, operation or possession, or substituted, in whole or in part, for a tax previously in existence by any taxing authority, or paid as rent under any ground lease. Real estate taxes do not include Landlord's income, franchise or estate taxes (except to the extent such excluded taxes are assessed in lieu of taxes included above).

                 (vi) Compliance with Applicable Law, including license, permit and inspection fees; and all expenses and fees, including attorneys' fees and court costs, incurred in negotiating or contesting real estate taxes or the validity and/or applicability of any governmental enactments which may affect Operating Expenses; provided Landlord shall credit against Operating Expenses any refunds received from such negotiations or contests to the extent originally included in Operating Expenses (less Landlord's costs).

                 (vii) Security services, to the extent provided or contracted for by Landlord.

                 (viii) Goods and services purchased from Landlord's subsidiaries and affiliates to the extent the cost of same is generally consistent with rates charged by unaffiliated third parties for similar goods and services.

                 (ix) Depreciation (or amortization) of capital expenditures incurred: (A) to conform with Applicable Law(28); (B) to provide or maintain Building Standards (other than Building Standard tenant improvements); or (C) with the intention of promoting safety or reducing or controlling increases in Operating Expenses, such as lighting retrofit and installation of energy management systems. Such expenditures shall be depreciated or amortized uniformly over a reasonable period of time determined by Landlord, together with interest on the undepreciated or unamortized balance at the Prime Rate (as of the date incurred) plus 2%.

                 (x) The costs incurred by Landlord for (A) any and all forms of fuel or energy utilized in connection with the operation, maintenance, and use of the Project, (B) sales, use, excise and other taxes assessed by governmental authorities on energy sources supplied to the Project, and (C) other costs of providing energy to the Project.

        (c) EXCLUSIONS. Operating Expenses exclude costs and expenditures in the following categories:

                 (i) Leasing commissions, attorneys' fees and other expenses related to leasing tenant space and constructing improvements for the sole benefit of an individual tenant.

                 (ii) ABS goods and services furnished to an individual tenant of the Project(29) which are separately reimbursable directly to Landlord in addition to EOE(30).

                 (iii) Repairs required because of casualty or condemnation damage to the extent of insurance or condemnation proceeds actually received by Landlord.

                 (iv) Except as provided in PARAGRAPH 7(b)(ix), depreciation, amortization, interest payments on any encumbrances on the Project(31) and the cost of capital improvements or additions and replacements.


- -------------------

(28) , but excluding the initial cost to conform the core restrooms on the 4th floor of the 3800 Buffalo Building to ADA standards

(29)(A)

(30) or (B) with whom Landlord has agreed in their Lease not to charge for such ABS goods and services

(31) , ground rentals

     (32)    (See footnote below)

- ------------------

(32) (v) Costs incurred due to (A) a breach by Landlord of its covenants, obligations and duties under this Lease or any other lease in the Project or (B) a breach by another tenant, that in either case would not have been incurred but for such breach.

         (vi) Principal payments of indebtedness secured by liens against the Project or any portion thereof, or costs of refinancing such indebtedness.

         (vii) Compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord which customarily sell products or services to the public, including tenants of the Building.

         (viii) Costs (other than maintenance costs) of any artwork (such as sculptures or paintings) used to decorate the Building.

         (ix) Interest and penalties due to late payment of any amounts owed by Landlord, except such as may be incurred as a result of Tenant's failure to timely pay its portion of such amounts or as a result of Landlord's contesting such amounts in good faith.

         (x) Costs incurred in connection with the sale, transfer, refinancing, or mortgaging of the Project or any portion thereof, including without limitation, brokerage commissions, attorneys' fees and other professional fees, appraisals, and closing costs.

        (d) ESTIMATED MONTHLY PAYMENTS. During each calendar year of the Term after the Base Year, Tenant shall pay Landlord, in advance concurrently with each monthly payment of Base Rent, 1/12th of Landlord's good-faith estimate of the EOE to be payable by Tenant for such calendar year. By April 30th of the next calendar year, or as soon thereafter as practical, Landlord shall furnish Tenant a statement of actual Operating Expenses for the prior calendar year. Provided no uncured Event of Default then exists hereunder (and no condition exists which, with the passage of time or giving of notice, would become an Event of Default), Landlord shall(33) refund any overpayment to Tenant for the prior calendar year (or, at Landlord's option, apply such amount against Rent due or to become due hereunder). Likewise, Tenant shall, within 30 days of Landlord's invoice, pay Landlord any underpayment for the prior calendar year. The foregoing obligations shall survive the Expiration Date. Landlord may alter its billing procedures at any time, including adjusting estimated EOE based on actual or expected increases in Operating Expenses. In no event shall Base Rent be reduced if Operating Expenses for any calendar year are less than Operating Expenses for the Base Year.


- -----------------

(33) , within 30 days after its final determination thereof,

8. LANDLORD SERVICES.

        (a) BASIC SERVICES. Landlord shall furnish the following services to the Premises (to which services Landlord may at any time and from time to time make reasonable changes(34)): (i) running tap water from the local utility at the supply points provided for general tenant use; (ii) heating, ventilating and air conditioning ("HVAC") on weekdays between 8:00 a.m. and 6:00 p.m. and Saturdays between 8:00 a.m. and 12:00 noon, excluding generally recognized business holidays; (iii) janitorial service 5 days per week (excluding holidays); (iv) exterior window washing; (v) non-exclusive passenger elevators sufficient for ingress and egress to the Premises, subject to proper authorization and the Rules and Regulations; (vi) routine maintenance of the Common and Service Areas; and (vii) replacement of Building Standard light bulbs, tubes and ballasts.

        (b) ELECTRICAL SERVICE.

                 (i) Landlord shall furnish Building Standard electrical service to the Premises sufficient to operate lighting,(35) office machines and other equipment of similar low electrical consumption. Landlord may, at any time and from time to time, determine Tenant's electrical demand and consumption within the Premises either by a survey conducted by a reputable consultant selected by Landlord, or through separate meters installed, maintained and read by Landlord, all at Tenant's expense if such consultant or separate meter indicates ABS electrical consumption(36). The cost of ABS electrical consumption shall be paid by Tenant in accordance with PARAGRAPH 8(d).

                 (ii) Landlord reserves the right to select the provider of electrical services to the(37) Building and/or the Project. To the fullest extent permitted by Applicable Law, Landlord shall have the continuing right, upon 30 days written notice, to change such utility provider and install a submeter for the Premises at Tenant's expense. All charges and expenses


- ----------------

(34) , so long as such changes are in keeping with the standard of services in comparable office buildings in the Greenway Plaza area of Houston, Texas, taking into account age, size and other relevant operating factors

(35) personal computers (including network and related server system), copiers,

(36) , which shall mean with respect to each portion of the Premises separately, electrical consumption (A) for any period of time during the Building Standard operating hours of the Building in excess of the Building Standard electrical design capacity (as set forth in Section 4(c) of the Construction Agreement) for such portion of the Premises and (B) at any other time in excess of the normal electrical consumption of a tenant, as reasonably determined by Landlord

(37) 3800 Buffalo Building, the Five Greenway incurred by Landlord due to any such changes in electrical services, including maintenance, repairs, installation and related costs, shall be included in the Operating Expenses, unless paid directly by Tenant.

                 (iii) If submetering is installed for the Premises, Landlord may charge Tenant monthly for the actual electrical consumption at the Premises at commercially reasonable rates(38) determined by Landlord, except as to electricity directly purchased by Tenant from third party providers. Even if the Premises are submetered, Tenant shall remain obligated to pay Tenant's Share of the cost of electrical services, except that Tenant shall be entitled to a credit against electrical services costs equal to that portion of the amounts actually paid by Tenant separately and directly to Landlord which is attributable to Building Standard electrical services submetered to the Premises.


- -------------------

(38) (without a profit to Landlord unless allowed by law)

        (c) PARKING SERVICES. Landlord shall provide the Parking Permits described in PARAGRAPH 1, which shall allow "in-and-out" privileges to the designated parking facilities areas or areas using parking access cards or permits, as applicable. No deductions from the monthly charge shall be made for days on which the parking facilities are not used by Tenant. (39)Landlord shall have the continuing right to change the designation of such parking facilities or areas. Tenant, its employees, contractors and invitees, shall at all times comply with the applicable parking rules issued from time to time. Neither Tenant nor its employees shall use any parking spaces designated for visitors or other occupants of the Project. Tenant shall, within 15 days of Landlord's written request, furnish Landlord a complete list of license plate numbers for all vehicles operated by any Tenant Party. Tenant's sole remedy for any period during which Tenant's use of any Parking Permit is precluded for any reason shall be abatement of parking charges for such precluded permits(40).


- ------------------

(39) Subject to the general location requirements set forth in Paragraph 1 above,

(40) , provided however, that if Tenant is precluded from using any of its Parking Permits for more than 5 consecutive business days, then upon Tenant's request Landlord shall use commercially reasonable efforts to locate temporary alternative parking for the precluded parking Permits. In addition, Landlord shall direct its third party parking contractor to cooperate with Tenant as reasonably necessary under the circumstances to rectify any problems.

        (d) ABS SERVICES. Building Standard services are furnished based upon Building Standard (i) leasehold improvements; (ii) population density; (iii) electrical consumption; (iv) electrical design capacity; and (v) hours of operation, and any other applicable qualifications set forth in this Lease. "ABS" means over and above Building Standard (including related modifications and equipment changes). All requests for ABS services, whether HVAC, electrical, janitorial or other services, shall be made in writing and are subject to Landlord's prior written approval(41), which may include, as a condition to such approval, the imposition of restrictions or other requirements by Landlord. Landlord shall install any equipment or other modifications necessary to furnish any approved ABS services, all at Tenant's expense (including all related consulting, acquisition, installation and maintenance costs). Unless otherwise specified in this Lease, Tenant shall, within 15 days of invoicing, pay the foregoing expenses and Landlord's then-quoted standard charges for any ABS services furnished to or necessitated by any Tenant Party.(42) Landlord may withhold its consent to any ABS services or, having previously granted consent, terminate or suspend any ABS services (and remove any related equipment or modifications at Tenant's expense), if (A) Landlord determines the provision or continuation of such ABS services is unnecessary or could damage the Building or Project Systems, create a dangerous condition, entail unreasonable Alterations or expense, or disturb other tenants in(43) Building; or (B) there exists an Event of Default. ABS HVAC shall be furnished upon Tenant's written request given no later than(44).

        (e) SERVICE INTERRUPTIONS. Upon interruption of any service furnished by Landlord under this Lease (a "SERVICE INTERRUPTION") other than a Service Interruption for scheduled maintenance, tests and inspections, Tenant shall immediately notify Landlord, in which event Landlord shall use commercially reasonable efforts to restore such service to the Premises. No Service Interruption shall (i) constitute a breach by Landlord under this Lease; (ii) relieve Tenant of any obligation under this Lease (except as provided below); or
(iii) be deemed a constructive eviction of Tenant from the Premises.(45) In the event


- -----------------

(41) (not to be unreasonably withheld, conditioned, or delayed for ABS services normally provided by Landlord in the applicable Building)

(42) Landlord and Tenant agree that Landlord may install, at Tenant's cost, a meter on the 15 ton capacity air handler serving either or both of the Original 3800 Buffalo Premises and the Additional 3800 Buffalo Premises. If the meter is installed, then during the initial Term of this Lease Landlord shall bill Tenant for overtime HVAC using the 15 ton air handler at the rate charged for chilled water usage in Phase I of Greenway Plaza. In addition, during the initial Term of this Lease, Landlord shall charge $25.00 per hour for the first 50 hours per month of overtime HVAC using the 40 ton capacity air handler serving either or both of the Original 3800 Buffalo Premises and the Additional 3800 Buffalo Premises. All additional overtime HVAC each month shall be billed at Landlord's then standard rate. Tenant shall not be entitled to any credit or carry forward of hours if it uses less than 50 hours of overtime HVAC in a month.

(43) any

(44) 3 hours in advance, but in no event later than 12:00 noon of the preceding business day, if the request is for a Saturday, Sunday, or holiday

(45) Commencing on the 6th consecutive business day of a Service Interruption within the control of Landlord and on the 31st consecutive business day of a Service Interruption not within the control of Landlord, and in each case except to the extent such Service Interruption is caused by a Tenant Party, Tenant shall, as its sole remedy, be entitled to an equitable diminution of Base Rent based upon the pro rata portion of the Premises which is rendered unfit for occupancy for the Permitted Use. In addition, if a Service Interruption (i) is not caused by a fire or other casualty to the Building, (ii) relates to the furnishing by Landlord of HVAC, elevator, running water necessary for full use of restrooms or electrical service to the Premises, (iii) was not caused by Tenant, and (iv) Tenant is unable to conduct operations from the Premises that are necessary to the operation of its business by reason of the interruption of services for a period exceeding sixty (60) consecutive days, then upon written request of Tenant Landlord shall use commercially reasonable efforts to provide temporary alternate space to Tenant in the Project. If Tenant desires to utilize the temporary alternate space provided by Landlord, Tenant shall accept the space in its AS-IS condition and the rental abatement of Base Rent shall cease upon Landlord's tender of the alternate space. Upon the cessation of the Service Interruption Tenant shall immediately vacate the temporary alternate space and reoccupy the Premises.

of any conflict between this PARAGRAPH 8(e) and the casualty and condemnation provisions of PARAGRAPHS 15 and 16, the latter shall control.

        (f) THIRD PARTY SERVICES. If Tenant desires any service which Landlord has not specifically agreed to provide in this Lease, such as private security systems or telecommunications services serving the Premises, Tenant shall procure such service directly from a reputable third party service provider ("PROVIDER") for Tenant's own account. Tenant shall require each Provider to comply with the Rules and Regulations, Applicable Law and Landlord's reasonable policies and practices for the Building. Tenant acknowledges Landlord's current policy that requires all Providers utilizing any areas of the Building outside the Premises to be approved by Landlord and to enter into a written agreement acceptable to Landlord prior to gaining access to, or making any installations in or through, such areas. Accordingly, Tenant shall give Landlord advance written notice sufficient for such purposes.

9.      OCCUPANCY AND CONTROL.

        (a) PERMITTED USES. The Premises shall be used by Tenant (and its permitted Transferees) solely for the "PERMITTED USE" consistent with Building Standard services, population density and hours of operation. Except as provided below, the following uses are expressly prohibited in the Premises: government offices or agencies; personnel agencies; collection agencies; credit unions; data processing(46), telemarketing(47) or reservation centers; medical treatment and health care; restaurants and other retail; customer service offices of a public utility company; or(48) any other purpose which would, in Landlord's reasonable opinion, impair the reputation or quality of the Building, overburden any of the Project Systems, Common Areas, Service Areas or parking facilities, impair Landlord's efforts to lease space or otherwise interfere with the operation of the Project. Notwithstanding the foregoing, the following ancillary uses shall be permitted in the Original 3800 Buffalo Premises and the Additional 3800 Buffalo Premises only so long as they do not, in the aggregate, occupy more than 10% of the RSF of the Premises or of any single floor (whichever is less):
(i) the following services provided by Tenant exclusively to its employees: schools, training and other educational services; credit unions; and similar employee services; and (ii) the following services directly and exclusively supporting Tenant's business: telemarketing(49); reservations; storage; data processing(50); debt collection; and similar support services.(51)

        (b) RULES AND REGULATIONS. During the Term, Tenant shall comply with the(52) "RULES AND REGULATIONS" established by Landlord for the Project, as amended from time to time. The current Rules and Regulations are attached as EXHIBIT "E". This Lease shall control in the event of any conflict between this Lease and any Rules and Regulations.

        (c) SIGNAGE. Tenant shall not, without Landlord's prior written approval(53), paint, affix, erect, display or distribute any signs, advertisements or notices upon (or visible from) the exterior of the Premises or elsewhere in the Project, except for Building Standard tenant identification information permitted by Landlord in the main building directory or adjacent to the main entrance to the Premises.(54)

- ---------------------------

(46) (which does not include sales made over the Internet)

(47) (which does not include sales made over the Internet)

(48) except as specifically provided in Paragraph 1(l),

(49) (which does not include sales made over the Internet)

(50) (which does not include sales made over the Internet)

(51) Notwithstanding the foregoing, the entire Five Greenway Storage Premises and the Additional Five Storage Premises may be used for storage and up to 50% of the Five Greenway Vault Premises may be used for storage so long as (y) none of glassed in store front area is used for storage, and (z) none of the storage area is visible from outside the Five Greenway Vault Premises or from the showroom portion of the Five Greenway Vault Premises.

(52) reasonable

(53) (not to be unreasonably withheld, conditioned or delayed)

(54) Landlord shall install, in a location selected by Landlord on the East side of the 3800 Buffalo Building and visible from Buffalo Speedway, a lighted monument sign (similar to the other monument signs in the Project) for the 3800 Buffalo Building, which sign shall be selected by Landlord. So long as Tenant leases at least 32,124 RSF in the 3800 Buffalo Building, Tenant shall have the right to have its name displayed on the monument sign, which may also be used by at least three other persons. Tenant's display name must be approved by Landlord and must conform to the requirements of the Greenway Plaza Scenic District and the general exterior signage scheme of Greenway Plaza. Tenant shall pay for (i) the cost of its name display, (ii) the maintenance and repair of its name display, and (iii) one quarter of the purchase cost, installation, maintenance, and repair of the monument sign. Landlord's obligation to provide the monument sign is conditioned upon Landlord obtaining all necessary third party approvals and permits, including, without limitation, those required by the City of Houston, the Greenway Plaza Improvement Association, and the Greenway Plaza Scenic District. So long as Tenant continues to lease and occupy the entirety of the Original 3800 Buffalo Premises and the Additional 3800 Buffalo Premises, Tenant will be entitled to the use of 20% of the listing strips in the 3800 Buffalo Building directory board.

        (d) CONSENTS. Where Landlord's consent or approval is required in this Lease, Landlord may withhold such consent or approval in its sole discretion, except as otherwise specified in the applicable provision. If Tenant requests Landlord's consent or approval under any provision of this Lease and Landlord fails or refuses to give such consent or approval, Tenant's sole remedy shall be an injunction or an action for specific performance.

10. TENANT'S COVENANTS. Tenant covenants and agrees as follows:

        (a) OPERATIONS. Tenant shall, at its expense, promptly comply with Applicable Law in its use and occupancy of the Premises (including construction of Alterations required by Applicable Law). Tenant shall not do or permit anything to be done in the Premises which shall in any way (i) obstruct or interfere with operation of the Project or with rights of other tenants of the Project; (ii) injure, disturb or annoy other tenants of the Project, including emission of offensive odors, noises or vibrations; (iii) tend to harm the reputation of Landlord or the Project; (iv) deceive or defraud the public; or
(v) increase Landlord's insurance costs. Tenant shall, within 30 days of Landlord's invoice, pay Landlord any increased insurance premiums resulting from Tenant's actions or the conduct of Tenant's business in the Premises.

        (b) NO RECORDATION OR LIENS. Tenant shall not record this Lease (or a memorandum thereof). Tenant shall not in any way encumber any interest in the Premises or the Project, and shall cause any liens arising from acts or omissions of, or due to a Claim against, a Tenant Party to be discharged(55) by payment, bonding or otherwise. If Tenant fails to timely discharge any such lien, Landlord may, without further notice to Tenant, discharge such lien in any reasonable manner determined by Landlord on Tenant's behalf and at Tenant's expense, payable within 30 days of Landlord's invoice.

        (c) SECURITY. Tenant shall (i) take reasonable steps to secure the Premises from unlawful intrusion, theft, fire and other hazards; (ii) keep and maintain in good working order all ABS security devices installed in the Premises (such as locks, smoke detectors and burglar alarms), which shall be integrated with any other Building security systems; and (iii) cooperate with Landlord and other tenants in the Project on security matters. Tenant acknowledges that Landlord is not a guarantor of the security or safety of the Tenant Parties or their property, and that such matters are the responsibility of Tenant and the local law enforcement authorities.(56)



- --------------

(55) within 30 days after Tenant has knowledge of the lien (but in any event prior to a suit being filed to foreclose such lien)

(56) Landlord and Tenant acknowledge that neither is responsible for the safety and security of Tenant's employees, invitees, licensees, and contractors in the Common Areas, and neither shall have any obligation to provide any security in the Common Areas.

        (d) TAXES. Tenant shall promptly pay directly to the taxing authority all sales and/or ad valorem taxes now or hereafter levied by separate bill on Tenant's personal property and ABS leasehold improvements. Tenant Waives all rights under Applicable Law to protest appraised values or receive notice of reappraisal regarding the Project (including Landlord's personalty), irrespective of whether Landlord contests same. To the extent such Waiver is prohibited, Tenant shall, at Landlord's election, be deemed to have appointed Landlord as Tenant's attorney-in-fact, coupled with an interest, to appear and take all actions which Tenant would otherwise be entitled to take under Applicable Law(57).

        (e) THIRD PARTY COMMISSIONS. Tenant represents and warrants that no broker or agent has represented Tenant in connection with this Lease except Grubb & Ellis Company, which is acting as Tenant's agent in connection with this Lease. Tenant shall Indemnify and Defend each Landlord Party against any Claims for real estate commissions or fees in connection with this Lease made by any party(58) Claiming through Tenant.(59)

        (f) ESTOPPEL LETTERS AND FINANCIAL STATEMENTS. Within(60) business days after written request, Tenant shall execute and deliver to Landlord and/or its designee (i) a current and complete financial statement for Tenant certified as true and correct by Tenant's chief financial officer; and/or (ii) an estoppel letter certifying (A) as true and correct, a copy of this Lease and any amendments; (B) the then-effective business terms under PARAGRAPH 1; (C) whether Landlord is in default and, if so, the nature of such default; (D) the date to which Rent has been paid; and (E) any other matters Landlord, Landlord's Mortgagee or any prospective purchaser may require; provided such statements are true and accurate. Tenant's failure to timely execute and return the requested estoppel letter(61) shall be conclusive evidence of the matters set forth therein.



- ------------------

(57) with respect to any such protest

(58) other than Grubb & Ellis Company

(59) Landlord represents and warrants that no broker or agent has represented Landlord in connection with this Lease except Senterra Real Estate Group, L.L.C., which is acting as Landlord's agent in connection with this Lease. Landlord shall Indemnify and Defend each Tenant Party against any Claims for real estate commissions or fees in connection with this Lease made by any party Claiming through Landlord.

(60) 10

(61) as modified by Tenant to reflect current facts

11. REPAIRS, MAINTENANCE AND ALTERATIONS.

        (a) LANDLORD'S OBLIGATIONS. Except as otherwise provided in this Lease, Landlord shall maintain(62) the roof(63), foundation, exterior windows and surfaces, load-bearing components of the Building and the Project Systems, the cost of which shall be included in Operating Expenses. In addition, Landlord shall (i) maintain wiring, ducts, conduit, plumbing or pipes necessary to extend services from the existing Project Systems to or within the Premises and (ii) repair damage caused by a Tenant Party to the roof, foundation, exterior windows and surfaces, load-bearing components of the Building and the Project Systems; and the cost of items (i) and (ii) shall(64) be separately reimbursed directly to Landlord by Tenant in addition to EOE, within 10 days of Landlord's invoice.


- --------------

(62) , in a manner consistent with comparable office buildings in the Greenway Plaza area of Houston, Texas, taking into account the age, size, and other relevant maintenance factors of the Building,

(63) , structural steel, floors below the level of Tenant's floor covering

(64) , subject to the provisions of Paragraph 13(e),

        (b) TENANT'S OBLIGATIONS. Tenant shall throughout the Term keep the Premises and all furnishings, trade fixtures, equipment and leasehold improvements therein in good condition and repair, including all necessary repairs and replacements, but excluding ordinary wear and tear and damage from casualty or condemnation. If Tenant fails to do so within 15 days after written notice, Landlord may make the necessary repairs or replacements, and Tenant shall reimburse Landlord therefor, plus a 15% administrative fee, within 15 days of Landlord's invoice. Tenant shall not in any manner deface or injure any part of the Project, and shall(65), upon demand, pay the cost (plus 15%) of Landlord's repair and replacement of any damage or injury caused by any Tenant Party.

        (c) ALTERATIONS. No alterations or improvements to the Premises (collectively, "ALTERATIONS") shall be made without Landlord's prior written consent, which shall not be unreasonably withheld. However, in no event shall (and it shall be reasonable for Landlord to withhold its consent if) any Alterations (i) interfere with construction in progress or other tenants in the Project; (ii) adversely affect or alter the Project Systems, structural integrity or exterior appearance of the Building; (iii) impair Building Standard services or require ABS services (either during or after such work)(66); (iv) be visible from the exterior of the Premises or the Building; or (v) be permitted if any uncured Event of Default then exists (or any condition exists which, with the passage of time or giving of notice, would become an Event of Default). At least 15 business days prior to commencing construction, Tenant shall furnish complete plans and specifications for any proposed Alterations for Landlord's review and approval. All Alterations shall be constructed at Tenant's expense in a good and workmanlike manner, and otherwise in compliance with Applicable Law, the Rules and Regulations, Building Standard construction criteria and Landlord's other reasonable requirements. Tenant shall also pay a construction management fee to Landlord equal to(67) of the contract price of all Alterations. Tenant acknowledges that Landlord is not an architect or engineer, and that the Alterations will be designed and/or constructed by Landlord using independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the applicable construction documents will comply with Applicable Law or be free from errors or omissions, nor that the Alterations will be free from defects, and Landlord will have no liability therefor(68). Upon completion, Tenant shall, at its expense, provide Landlord with "as built" plans on Landlord's CAD system (or other format requested by Landlord). So long as Tenant otherwise complies with all provisions of this PARAGRAPH,


- -----------------

(65) , subject to the provisions of Paragraph 13(e),

(66) not normally provided by Landlord

(67) 5%

(68) ; provided however, that after written request from Tenant, Landlord, at its election, shall either (A) pursue in a commercially reasonable manner correction of defects and deficiencies identified in Tenant's request against the responsible architects, engineers, and/or contractors during the applicable warranty period or (B) assign to Tenant Landlord's warranty rights with respect to the defects and deficiencies identified in Tenant's request

Landlord shall not withhold its consent to minor non-structural Alterations (collectively, "MINOR ALTERATIONS"), the aggregate cost of which does not exceed the lesser of $10,000 or $1 per RSF in the Premises in any 12 month period. Minor Alterations may be constructed by Tenant, so long as Landlord's approved contractors are used, in which event no construction management fee will be charged.(69)



- --------------

(69) The provisions of this Paragraph do not apply to the Work performed under the Construction Agreement.

12. ASSIGNMENT AND SUBLETTING BY TENANT.

        (a) TRANSFER. Tenant shall not, without Landlord's prior written consent in each instance in accordance with PARAGRAPH 12(c), convey, assign or encumber this Lease or any interest herein, directly or indirectly, voluntarily or by operation of law, including the merger or conversion of Tenant with or into another entity, or sublet all or any portion of the Premises, or permit the use or occupancy of any part of the Premises by anyone other than Tenant (collectively, "TRANSFER"). If Tenant is other than an individual, any change in "control" of Tenant shall constitute a Transfer, and the surviving party in control shall be the Transferee. "CONTROL" means the direct or indirect power to direct or cause direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise(70). Conversely, Tenant shall not sublease space from, or assume the lease obligations of, another tenant in the Project without Landlord's prior written consent. Following any Transfer, Tenant (and any guarantors) shall remain fully liable under this Lease, as then or thereafter amended(71) with or without notice to or consent of Tenant (or any guarantors), and Landlord may proceed directly under this Lease against Tenant (or any guarantor) without first proceeding against any other party. Tenant shall give Landlord written notice of any proposed Transfer at least 30 days prior to the anticipated effective date of the proposed Transfer, which notice shall include a complete detailed written description of the Transfer; the name, address, business and intended use of the Transferee; a current audited financial statement for the Transferee certified by a recognized accounting firm; a copy of the proposed Transfer document; appropriate evidence of the existence, good standing and signature authority of the Transferee in the State; and such other pertinent information as Landlord reasonably requests, together with Landlord's then-quoted Transfer processing fee(72). If the proposed Transferee is subject to any new requirements under Applicable Law (including ADA), (i) Tenant shall be liable for any costs or expenses to comply with such requirements, and (ii) to the extent such requirements require Alterations, Tenant shall deliver for Landlord's approval plans and specifications complying with such additional requirements and acceptable security assuring timely, lien-free completion of construction. If the aggregate consideration paid to Tenant for a Transfer exceeds that payable by Tenant under this Lease (prorated according to the Transferred interest), then Tenant shall, within 15 days after receipt, pay such excess to Landlord(73).

        (b) LANDLORD'S OPTIONS. Within 30 days after receipt of all required Transfer information, Landlord shall give Tenant written notice of its election
(i) to consent to the Transfer; or (ii) to terminate this Lease as of the effective date of the Transfer as to the space covered by such Transfer for the remainder of the Term, in which event Tenant shall, subject to PARAGRAPH 18, be relieved of its obligations accruing after the termination date with respect to the terminated interest; or (iii)


- ---------------

(70) , provided that the sale of the common stock of Tenant on a nationally recognized stock exchange shall not constitute a change in control

(71) (except that the Tenant assignor's liability shall be determined without giving effect to any amendments executed by the assignee without the Tenant assignor's written consent)

(72) , which shall not exceed $1,500 during the initial portion of the Term of this Lease.

(73) (after deducting therefrom all expenses and concessions or inducements [excluding Tenant's internal overhead and administrative and legal expenses] incurred or provided by Tenant in connection with such Transfer) not to consent to the Transfer, in which event this Lease shall continue in full force and effect. If Landlord fails to timely make such election, Landlord shall be deemed to have elected option (iii) above. Any Transfer occurring without Landlord's consent shall be void. In any event, all renewal and expansion options and other preferential rights under this Lease are personal to the original Tenant under this Lease and shall not be exercisable by any Transferee. Neither Landlord's acceptance of any name for listing on the Building directory or other signage, nor Landlord's acceptance of Rent from any Transferee, shall be deemed, or substitute for, Landlord's consent to a Transfer.

        (c) CONSENT. Landlord shall not unreasonably withhold consent to any Transfer (other than an encumbrance of this Lease) pursuant to PARAGRAPH 12(b)(iii). Landlord shall not be deemed to have unreasonably withheld consent if: (i) Transferee's financial condition is not reasonably satisfactory to Landlord or does not evidence Transferee's ability to pay its obligations (including those undertaken in connection with the Transfer) when due;(ii) Transferee's use of the Premises conflicts with the Permitted Use or any exclusive usage rights granted to any other tenant in the Building; (iii) the use, nature, business, activities or reputation in the business community of Transferee (or its principals, employees or invitees) are not(74) acceptable to Landlord; (iv) either the Transfer or any consideration payable to Landlord in connection therewith adversely affects the real estate investment trust (or pension fund) qualification tests applicable to Landlord or its affiliates; (v) an uncured Event of Default exists under this Lease (or a condition exists which, with the passage of time or giving of notice, would become an Event of Default); (vi) Transferee is an occupant of, or Landlord is otherwise engaged in lease negotiations with Transferee for, other premises in the Project; (vii) Transferee is or has been involved in a dispute or litigation with any Landlord Party; or (viii) Transferee fails to execute Landlord's then-standard consent form containing an assumption by Transferee of all obligations of Tenant under this Lease accruing after the date of Transfer.

13. INDEMNITY.

        (a) DEFINITIONS. The "TENANT PARTIES" are Tenant and its shareholders, members, managers, partners, directors, officers, employees, agents, contractors, sublessees, licensees and invitees. The "LANDLORD PARTIES" are Landlord, the property manager, Landlord's Mortgagee(s) and any affiliates or subsidiaries of the foregoing, and all of their respective officers, directors, employees, shareholders, members, partners, agents and contractors. A "BENEFICIARY" is the intended recipient of the benefits of an Indemnity, Waiver or obligation to Defend. "CLAIMS" means all damages, losses, injuries, penalties, costs, expenses (including attorneys' fees and expert and consulting fees),demands, litigation, settlement payments, causes of action or judgments incurred by a Beneficiary. "INDEMNIFY" means to protect a party against a potential Claim and/or to compensate a party for a Claim actually incurred. "WAIVE" means to relinquish a right and/or to release another party from liability. "DEFEND" means to provide a competent legal defense of a Beneficiary against a Claim with counsel reasonably acceptable (and at no cost) to the Beneficiary. The terms "BODILY INJURY", "PROPERTY DAMAGE" and "PERSONAL INJURY" will have the same meanings as in Insurance Services Offices ("ISO") commercial general liability insurance form CG 0001 0196, without consideration as to any modifications, exceptions or exclusions available for or included in such form.

        (b) INDEMNITY AND WAIVER. (75)Tenant Waives as to the Landlord Parties, and will Indemnify and Defend the Landlord Parties against, all Claims arising, or alleged to arise, from (i) BODILY INJURY OR PERSONAL INJURY SUFFERED BY ANY PARTY AND OCCURRING IN THE PREMISES; (ii) BODILY INJURY OR PERSONAL INJURY CAUSED BY A TENANT PARTY AND OCCURRING OUTSIDE THE PREMISES; (iii) PROPERTY DAMAGE SUFFERED BY ANY PARTY INSIDE THE PREMISES OR CAUSED(76) or suffered by a Tenant Party outside the Premises, and/or (iv) CONTAMINATION.


- --------------------

(74) reasonably

(75) SUBJECT TO THE LIMITATIONS CONTAINED IN THIS PARAGRAPH 13,

(76) (SUBJECT TO LANDLORD'S WAIVER IN PARAGRAPH 13(e))

        (c) SCOPE OF INDEMNITIES AND WAIVERS. (77)Indemnities, Waivers and obligations to Defend contained in this Lease are independent of(78), and will not be limited by any insurance obligations in this Lease (whether or not complied with) and will survive the Expiration Date.


- ----------------

(77) EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, ALL
(78) EACH OTHER

        (d) NEGLIGENCE OF THE BENEFICIARY. (79)Indemnities, Waivers and obligations to Defend contained in this Lease will be enforced to the fullest extent permitted by applicable law for the benefit of a Beneficiary thereof, regardless of any extraordinary shifting of risks, and even if the applicable Claim is caused by the sole, joint, concurrent or comparative negligence of a Beneficiary, and regardless of whether liability without fault or strict liability is imposed upon or alleged against a Beneficiary, but will not be enforced with respect to a Beneficiary to the extent that a court of final resort holds a Claim is caused by the willful misconduct or gross negligence of the Beneficiary.(80)


        (81)       (See footnote below)


- ------------------


(79) EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, ALL

(80) NOTWITHSTANDING ANYTHING IN THIS PARAGRAPH 13(d) TO THE CONTRARY, LANDLORD WILL NOT BE REQUIRED TO INDEMNIFY A TENANT PARTY, OR TO WAIVE A CLAIM AGAINST A TENANT PARTY FOR THE TENANT PARTY'S OWN NEGLIGENCE TO THE EXTENT THAT THE CLAIM AGAINST THE TENANT PARTY EXCEEDS $6,000,000 OR TO THE EXTENT IT CANNOT BE COVERED BY INSURANCE; PROVIDED HOWEVER THAT LANDLORD'S INDEMNITY AND WAIVER IN CLAUSE 13(e)(II) SHALL NOT BE LIMITED. NOTWITHSTANDING ANYTHING IN THIS PARAGRAPH 13(d) TO THE CONTRARY, TENANT WILL NOT BE REQUIRED TO INDEMNIFY A LANDLORD PARTY, OR TO WAIVE A CLAIM AGAINST A LANDLORD PARTY FOR THE LANDLORD PARTY'S OWN NEGLIGENCE TO THE EXTENT THAT THE CLAIM AGAINST THE LANDLORD PARTY EXCEEDS $6,000,000 OR TO THE EXTENT IT CANNOT BE COVERED BY INSURANCE; PROVIDED HOWEVER THAT TENANT'S INDEMNITY AND WAIVER IN CLAUSE 13(b)(III) WILL NOT BE LIMITED.

(81) (e) Landlord's Indemnity and Waiver. SUBJECT TO LIMITATIONS CONTAINED ELSEWHERE IN THIS

14. INSURANCE.

        (a) LANDLORD'S INSURANCE. Landlord shall procure and maintain (i) commercial general liability insurance with a combined single limit of at least $5,000,000, and (ii) special form or all risks property insurance covering the full replacement cost of (A) the shell and core of the Building, (B) any fixtures and leasehold improvements Landlord is required by this Lease to restore, and (C) any equipment and other personal property owned by Landlord and used in connection with the Building(82).


- --------------------------------------------------------------------------------
LEASE, INCLUDING PARAGRAPH 23, LANDLORD WAIVES AS TO THE TENANT PARTIES, AND
WILL INDEMNIFY AND DEFEND THE TENANT PARTIES AGAINST, ALL CLAIMS ARISING, OR ALLEGED TO ARISE, FROM (I) BODILY INJURY OR PERSONAL INJURY SUFFERED BY ANY
PARTY (OTHER THAN A TENANT PARTY) OCCURRING IN THE PROJECT (OTHER THAN THOSE
AREAS LEASED BY, POSSESSED BY, OCCUPIED BY, LICENSED TO, OR OTHERWISE CONTROLLED BY ANY PERSON OTHER THAN LANDLORD) AND CAUSED BY LANDLORD OR ANY OF ITS
OFFICERS, DIRECTORS, OR EMPLOYEES, BUT NOT AS TO CLAIMS FOR WHICH THE LANDLORD PARTIES ARE INDEMNIFIED PURSUANT TO PARAGRAPH 13(b) AND (II) PROPERTY DAMAGE SUFFERED BY LANDLORD OUTSIDE THE PREMISES TO THE EXTENT COVERABLE BY LANDLORD'S SPECIAL FORM OR ALL RISKS PROPERTY INSURANCE , WHETHER OR NOT SUCH INSURANCE IS ACTUALLY MAINTAINED AS REQUIRED TO BE MAINTAINED BY LANDLORD UNDER THIS LEASE.

(82) , which special form or all risks property insurance shall contain a waiver of subrogation in favor of the Tenant Parties, and (iii) worker's compensation insurance

        (b) TENANT'S INSURANCE. Tenant will procure and maintain the following insurance coverages: (i) commercial general liability insurance on ISO Form CG 0001 0196 with the coverages described in EXHIBIT "F-1", naming the Landlord Parties as "additional insureds" using ISO additional insured form CG 2026 1185, without modification, and containing a waiver of subrogation in favor of Landlord Parties and an "aggregate limits of insurance per location" endorsement; (ii) workers' compensation and employer's liability coverage as required by Applicable Law, with the coverages described in EXHIBIT "F-1", and with a waiver of subrogation in favor of the Landlord Parties; (iii) "special form" (formerly "all risks") property insurance on ISO form CP 1030 in conformity with EXHIBIT "F-2" with no exclusions other than standard printed exclusions,, containing an ordinance or law coverage endorsement and a waiver of subrogation in favor of the Landlord Parties, and covering 100% replacement cost of Tenant's furnishings, trade fixtures, equipment and inventory ("TENANT'S FF&E") and all Non-Standard Leasehold Improvements and Alterations; and (iv) business income and extra expense coverage for 6 months' income and ongoing expenses with a waiver of subrogation in favor of the Landlord Parties and an "off premises services" endorsement. If the forms of policies, endorsements, certificates or evidence of insurance required by this Lease are not used by Tenant's insurance carrier or are superseded or no longer available, Landlord will have the right to require other equivalent forms(83) satisfactory to Landlord.

        (c) FORM OF POLICIES AND ADDITIONAL REQUIREMENTS. All insurance providers will maintain ratings of Best's Insurance Guide A/VIII or Standard & Poor Insurance Solvency Review A-, or better, and must be admitted to engage in the business of insurance in the State. All policies must be primary and noncontributing, with the policies of Landlord and Landlord's Mortgagees being excess, secondary and noncontributing. No cancellation, non-renewal or material modification will occur without 30 days' prior written notice by the insurance carrier to Landlord and Landlord's Mortgagees. If any aggregate limit is reduced because of losses paid to below 75% of the limit required by this Lease, Tenant will notify Landlord in writing within 10 days of the date(84) reduction. No policy will contain a deductible or self-insured retention in excess of $10,000 without Landlord's prior written approval. Tenant will,(85) at its expense, also procure and maintain any other insurance Landlord's Mortgagees may reasonably require(86).

        (d) EVIDENCE OF INSURANCE. Commercial general liability and workers' compensation insurance must be evidenced by ACORD form 25-S "Certificate of Insurance" in the form and substance of EXHIBIT "F-1", and property and business income insurance must be evidenced by ACORD form 27 "Evidence of Property Insurance" in the form and substance of EXHIBIT "F-2" (collectively, "CERTIFICATES"). The Certificates must be delivered with the executed Lease, and new Certificates must be delivered no later than 30 days prior to expiration of the current policies. Copies of endorsements required by this Lease must be attached to the Certificates delivered to Landlord. If requested in writing, Tenant will promptly deliver to Landlord a certified copy of any insurance policies required by this Lease.


- ------------------

(83) reasonably

(84) Tenant becomes aware of such reduction or potential

(85) after notice and

(86) that if not procured and maintained would put Landlord in default under its mortgage

15. FIRE OR CASUALTY.

        (a) NO RESTORATION. If the Premises or the Building are(87) damaged by fire or other casualty to the extent that (i) reconstruction cannot reasonably be completed within(88) after the date of damage, as(89) determined by Landlord(90), (ii) more than 50% of the RSF of the Premises becomes untenantable due to casualty damage within the last 12 months of the Term, or (iii) the aggregate cost of reconstructing the Premises and the Building to their condition existing immediately prior to the date of damage exceeds the insurance proceeds made available for such purposes by Landlord's Mortgagee and Landlord elects not to pay the difference, then either Landlord or Tenant may, by written notice given within 90 days of such damage, terminate this Lease (91)

        (b) RESTORATION. If this Lease is not so terminated(92), Landlord shall reconstruct the Premises and/or the Building to substantially the same condition as existed immediately prior to the date of damage, except that Landlord shall only be required to reconstruct the Building Standard leasehold improvements existing in the Premises on the date of damage ("LANDLORD'S CONTRIBUTION"). Tenant shall pay the difference between the total cost of reconstructing the Premises and Landlord's Contribution ("TENANT'S CONTRIBUTION"). Prior to Landlord's commencement of reconstruction, Tenant shall place Landlord's estimate of Tenant's Contribution in escrow with Landlord (or furnish Landlord with other commercially


- --------------------

(87) materially

(88) 270 days

(89) reasonably

(90) and Landlord is unable to provide comparable (for the intended use) temporary or permanent alternate space reasonably acceptable to Tenant in the other Building, if it is undamaged

(91) Upon the completion of the restoration of the Premises, Tenant shall immediately vacate any temporary alternate space and reoccupy the Premises.

(92) and Tenant is not permanently relocated reasonable assurances of payment). Tenant shall be entitled to a fair diminution of Base Rent(93) while and to the extent Tenant is unable to conduct its business in the Premises(94).


- ----------------

(93) based upon the pro rata portion of the Premises which is rendered unfit for occupancy for the Permitted Use

(94) or alternate premises to which tenant is relocated

16. CONDEMNATION. If any portion of the Premises becomes permanently untenantable upon condemnation (or conveyance by deed in lieu thereof) of any portion of the Project, then either Landlord or Tenant may, by written notice given within 60 days after the date of the taking, terminate this Lease as to the untenantable portion of the Premises effective as of the date of the taking.(95) If this Lease is so terminated as to only part of the Premises, Landlord shall (a) grant a fair diminution of Base Rent; and (b) make all repairs necessary to convert the remaining Premises to a complete architectural and tenantable unit, but only to the extent proceeds attributable to the area taken (based on an equitable allocation excluding any award for land) are made available for such purpose by Landlord's Mortgagee(96). Tenant Waives the right to assert any claim for the taking (or conveyance by deed in lieu thereof) of any right, interest or estate under this Lease, and assigns such right to Landlord. However, Tenant may, to the extent permitted by Applicable Law, pursue a claim against the condemnor for its moving expenses, inconvenience and business interruption in a proceeding independent of Landlord's condemnation suit, so long as Landlord's award is not thereby reduced or delayed.


- -----------------

(95) If any portion of the Premises becomes permanently untenantable upon condemnation (or conveyance by deed in lieu thereof) of any portion of the Project such that Tenant is unable to and does not conduct operations from the Premises that are integral to the operation of its business, then Tenant may, by written notice given to Landlord within 60 days after the date of the taking, terminate this Lease in its entirety as of the date of such notice.

(96) , provided that if Landlord elects not to convert the remaining Premises to a complete architectural and tenantable unit because of the lack of proceeds, then Tenant may, by written notice given to Landlord, terminate this Lease in its entirety as of the date of such notice.

17. DEFAULTS AND REMEDIES.

        (a) EVENTS OF DEFAULT. Each of the following shall be an "EVENT OF DEFAULT" under this Lease: (i) Tenant fails to pay any monetary obligation under this Lease when due(97); or (ii) Tenant fails to comply with any non-monetary obligation under this Lease within 10 days after written notice or, if such non-monetary failure is of a nature requiring more than 10 days to cure using reasonable diligence, fails to promptly commence such cure within such 10-day period and thereafter diligently prosecute same to completion within(98) additional days; or (iii) the failure to dismiss any petition filed by or against Tenant or any guarantor under the U.S. Bankruptcy Code (or similar law) within 45 days; or (iv) the assignment of, or appointment of a receiver or trustee for, Tenant's leasehold interest or substantially all of the assets of Tenant or any guarantor; or (v) Tenant fails to take possession of, or subsequently abandons or(99) vacates, the Premises; or (vi) Tenant or any guarantor dissolves, dies, liquidates or fails to exist in good standing in the State; or (vii) Tenant becomes or is declared insolvent according to Applicable Law; or (viii) any(100) misrepresentation is made by Tenant or any guarantor in connection with this Lease. In addition, Tenant's failure to comply with any single provision of this Lease more than 2 times during any consecutive 12 month period during the Term, regardless of cure, shall be an independent Event of Default. Notwithstanding the notice provisions of clause (ii) above, Landlord shall only be required to give a single informative notice of default, without further opportunity to cure, upon the occurrence of an Event of Default arising pursuant to the immediately preceding sentence or otherwise described in clauses
(iii) through (viii) above.


- ------------------

(97) , provided that the first 2 such failures during any consecutive 12 month period shall not be an Event of Default if Tenant pays the amount due within 5 days after written notice from Landlord

(98) 30

(99) for more than 60 days

(100) material non-verbal

        (b) REMEDIES. Upon any Event of Default, Landlord shall have the right:
(i) to terminate this Lease as to all or any interest therein; (ii) to terminate Tenant's right of possession of all or any part of the Premises (including any Parking Permits attributable thereto) without terminating this Lease; (iii) to re-enter the Premises, change or pick locks, alter security devices and lock out or expel Tenant and any other occupant of the Premises without complying with Applicable Law(101), the benefits of which are Waived by Tenant to the fullest extent permitted; (iv) to remove and store, at Tenant's expense, all property in the Premises using such lawful force as may be necessary; (v) to apply any Security Deposit as permitted under this Lease; (vi) to cure such Event of Default for Tenant at Tenant's expense (plus a 15% administrative fee); (vii) to withhold or suspend payment of sums Landlord would otherwise be obligated to pay to Tenant under this Lease, as amended; and/or (viii) to require all future payments to be made by cashier's check or money order after the(102) time any check is returned for insufficient funds, or the second time any sum due hereunder is more than 5 days late. In addition, Landlord may, without regard to any notice or cure provision and whether or not an Event of Default exists, (A) impose a late charge of(103) on any amount not paid within 5 days after becoming due or(104) on any amount not paid within 10 days after becoming due and (B) charge interest on any amount not paid when due from the due date through the date of payment at the "DEFAULT RATE", which is the lesser of 18% per annum or the highest interest rate permitted by Applicable Law. TO THE FULLEST EXTENT PROVIDED BY PARAGRAPH 13, TENANT SHALL INDEMNIFY AND DEFEND LANDLORD PARTIES AGAINST CLAIMS(105) any breach of Tenant's obligations under this Lease.

        (c) ELECTION OF REMEDIES. Landlord may exercise the foregoing rights and remedies, as well as any other rights or remedies available under Applicable Law, without (i) judicial process; (ii) further notice to Tenant(106); (iii) incurring liability of any kind to Tenant, including liability for trespass or conversion; (iv) constituting an eviction of Tenant; (v) releasing Tenant or any guarantor from any obligation under this Lease; (vi) waiting until the Expiration Date; or (vii) prejudicing any other right or remedy of Landlord. All such rights and remedies, together with any rights and remedies available under Applicable Law, are cumulative with no exercise of any one or more of them prohibiting or waiving the exercise of any other. Landlord may, at any time after terminating Tenant's right to possess the Premises without terminating this Lease, elect to terminate this Lease and thereupon pursue any and all other rights and remedies otherwise available upon such latter election.


- -----------------

(101) , but not in breach of the peace
(102) second
(103) 5%
(104) 10%
(105) OF THIRD PARTIES IN CONNECTION WITH
(106) except as provided in this Lease

        (d) MEASURE OF DAMAGES. If Landlord either terminates this Lease or terminates Tenant's right to possess the Premises without terminating this Lease, Tenant shall immediately surrender and vacate the Premises and pay Landlord (i) the cost of recovering the Premises; (ii) all Rent accrued through the end of the month in which the termination becomes effective; (iii) all expenses reasonably incurred by Landlord in enforcing its rights and remedies under this Lease, including attorneys' fees, court costs and interest at the Default Rate; (iv) "LANDLORD'S RELETTING EXPENSES" equal to commercially reasonable costs, losses and expenses incurred by Landlord in reletting all or any portion of the Premises, including the cost of removing and storing Tenant's FF&E or other property, repairing and/or demolishing the Premises, removing and/or replacing Tenant's signage and other fixtures, making the Premises ready for a new tenant, including the cost of advertising, commissions, architectural fees and leasehold improvements (even if amortized over a new lease term which exceeds the balance of the Term), and any allowances and/or concessions provided by Landlord; and (v) "LANDLORD'S RENTAL DAMAGES" equal to the amount (never less than zero) by which (A) the total Rent payable by Tenant for the portion of the Term that is or would be remaining after the month in which the termination becomes effective exceeds (B) the Fair Rental Value of the Premises for such period. In calculating Landlord's Rental Damages, each monthly payment of Rent and Fair Rental Value shall be discounted at the Prime Rate from its respective due date to its present value as of the date of termination. The "FAIR RENTAL VALUE" is the total rental that would be received from a comparable tenant for a comparable lease of premises in the(107) Building of equivalent quality, size, condition, remaining lease term and location as the Premises, taking into account rental rates and concessions then generally prevailing in the market place, the period of time the Premises are reasonably expected to remain vacant before commencement of rental payments by a suitable new tenant, and all other relevant factors. If any portion of the Premises is relet, the Fair Rental Value for such relet portion shall be calculated based upon the rental receivable by Landlord for the applicable reletting term. The "PRIME RATE" is the "prime" rate then published by Citibank, N.A., its successors or assigns, or another major financial institution selected by Landlord. Until the earlier of the termination of this Lease or the final determination of all damages under this Lease, all Rent payable under this Lease shall continue to accrue and be payable when due during the Term. Once the aggregate amount of damages is determined as provided above, the unpaid balance, if any, shall thereafter accrue interest at the Default Rate until paid in full.

        (e) MITIGATION OF DAMAGES. Upon termination of Tenant's right to possess the Premises, Landlord shall, to the extent required by Applicable Law (and no further), use objectively reasonable efforts to mitigate damages by reletting the Premises. Landlord shall not be deemed to have failed to do so if Landlord refuses to lease the Premises to a prospective new tenant with respect to whom Landlord would be entitled to withhold its consent pursuant to PARAGRAPH 12(c), or who (i) is an affiliate, parent or subsidiary of Tenant; (ii) is not acceptable to Landlord's Mortgagee(s); (iii) requires improvements to the Premises to be made at Landlord's expense; or (iv) is unwilling to accept lease terms then proposed by Landlord, including: (A) leasing for a shorter or longer term than remains under this Lease, (B) re-configuring or combining the Premises with other space, (C) taking all or only a part of the Premises, and/or (D) changing the use of the Premises.

        (f) ATTORNEYS' FEES. In any dispute regarding this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and expenses from the other party.

        (g) FORCE MAJEURE. Time is of the essence. If either party is unable to perform any obligation under this Lease due to unavailability of materials or equipment, strikes or other labor difficulties, governmental restrictions, casualties or other causes beyond such party's reasonable control, such obligation shall be stayed for the duration of such condition. This Paragraph shall not affect or postpone the payment of Rent or other amounts due, except as otherwise expressly provided in the attached Construction Agreement (if any).


- -----------------------

(107) applicable

        (h) LANDLORD'S LIEN. To secure Tenant's obligations under this Lease, Tenant grants Landlord a contractual security interest on all of Tenant's FF&E(108) now or hereafter situated in the Premises and all proceeds therefrom, including insurance proceeds (collectively, "COLLATERAL"). No Collateral shall be removed from the Premises without Landlord's prior written consent until all of Tenant's obligations are fully satisfied (except in the ordinary course of business and then only if replaced with items of same value and quality). Upon any Event of Default, Landlord may, to the fullest extent permitted by Applicable Law and in addition to any other remedies provided herein, enter upon the Premises and take possession of any Collateral without being held liable for trespass or conversion, and sell the same at public or private sale, after giving Tenant at least 5 days written notice (or more if required by Applicable
Law) of the time and place of such sale. Such notice may be sent with or without return receipt requested. Unless prohibited by Applicable Law, any Landlord Party may purchase any Collateral at such sale. The proceeds from such sale, less Landlord's expenses, including reasonable attorneys' fees and other expenses, shall be credited against Tenant's obligations. Any surplus shall be paid to Tenant (or as otherwise required by Applicable Law) and any deficiency shall be paid by Tenant to Landlord upon demand. Upon request, Tenant shall execute and deliver to Landlord a financing statement sufficient to perfect the foregoing security interest or Landlord may file a copy of this Lease as a financing statement, as permitted under Applicable Law.(109)

18. END OF TERM.

        (a) SURRENDER. Upon the earlier of the Expiration Date or Landlord's termination of Tenant's right of possession of the Premises, Tenant shall peaceably surrender(110) the Premises (including all Alterations and leasehold improvements) to Landlord, vacuum-clean, free of debris and in the same condition existing as of the(111) Commencement Date(112), subject to ordinary wear and tear and except for damage due to casualty and condemnation.

        (b) REMOVAL OF IMPROVEMENTS AND TENANT'S PROPERTY. Upon the earlier of the Expiration Date or Landlord's termination of Tenant's right of possession of the Premises pursuant to PARAGRAPH 17(b), and except as otherwise expressly provided in writing by Landlord at the time of installation, (i) all leasehold improvements and Alterations installed in the Premises, including all built-in fixtures and cabling, shall become Landlord's property; and (ii) provided there is no uncured Event of Default, Tenant shall, at its expense, immediately remove all of Tenant's FF&E from the Premises. However, except as otherwise expressly provided in writing by Landlord at the time of installation, Landlord may, at Tenant's expense, remove from the Premises (or require to be removed by Tenant or an approved third party contractor) any or all Alterations, cabling and/or ABS leasehold improvements(113). Tenant shall, within 30 days after Landlord's invoice, reimburse Landlord for the cost to restore the Premises(114) and otherwise repair any damage caused by any of the foregoing removal work. All of Tenant's


- -----------------

(108) (other than inventory)

(109) Landlord waives its statutory landlord's lien with respect to Tenant's inventory.

(110) all portions of

(111) applicable

(112) for each portion of the Premises

(113) installed by or for Tenant, including, without limitation, the Work. Landlord acknowledges that Tenant shall not be required to remove the vault that is currently located in the Five Greenway Vault Premises

(114) to the condition required under this Lease foregoing obligations shall survive the Expiration Date. If Tenant's FF&E is not timely removed, Landlord may, upon 10 days written notice to Tenant's address (which notice Tenant agrees shall be deemed "reasonable"), and to the fullest extent permitted by Applicable Law: (i) treat such property as abandoned by Tenant with full rights of ownership in Landlord; (ii) remove and store such property at Tenant's expense with reimbursement by Tenant to Landlord upon demand; and/or (iii) sell or dispose of such property without delivering any proceeds to Tenant. Tenant Waives all Claims against the Landlord Parties arising from any right available to Tenant under Applicable Law restricting Landlord's foregoing rights, and the right to assert any Claim against Landlord for the value or use of any property abandoned by Tenant in the Premises.

(c) HOLD OVER. If any Tenant Party remains in possession of the Premises after the Expiration Date, whether or not with Landlord's consent but without executing a new lease ("HOLD OVER"), the Term shall not be extended, nor shall any rights or remedies of Landlord be adversely affected, even if Landlord thereafter accepts Rent. Instead, during the Hold Over, Tenant shall be deemed a tenant at sufferance (and not a tenant at will or month-to-month tenant) subject to all provisions of this Lease except that Base Rent and all amounts payable to Landlord under PARAGRAPH 7 shall be double the greater of (i) the amount payable during the last month of the Term, or (ii) Landlord's then-quoted rental rate for comparable space in the Project(115). Either party may terminate the Hold Over immediately upon written notice. Tenant shall pay Landlord all damages incurred by reason of any Hold Over.

19. NOTICES. All notices shall be delivered by hand, reputable overnight courier or certified mail (return receipt requested), postage prepaid, or by facsimile, to Landlord at the Addresses for Notice specified in the Business Points (or such other addresses specified in writing to Tenant); and to Tenant at the appropriate address specified in the Business Points. Notice shall be deemed given upon the date of confirmed receipt, if sent by hand, or the next business day after the date sent, if sent by post, overnight courier or electronically-confirmed facsimile, except that a change of address notice shall be effective 5 business days after actual receipt. Notices to Tenant addressed to the Premises may be made by posting on the entrance door of the Premises(116).

20. LANDLORD'S FINANCING. This Lease is subordinate to all liens, encumbrances, easements, deeds of trust and ground leases now or hereafter encumbering the Building, and all refinancings, replacements, modifications, extensions or consolidations thereof. Tenant shall attorn to any mortgagee, ground lessor, trustee under a deed of trust or purchaser at a foreclosure or trustee's sale ("LANDLORD'S MORTGAGEE") as "Landlord" under this Lease. Tenant shall, within(117) business days after Landlord's request, execute and deliver to Landlord in recordable form whatever true and correct instruments may be required to evidence such subordination and attornment. If Tenant fails to execute and deliver such instrument as required, the statements therein shall be deemed to be true. Landlord's Mortgagee may at any time subordinate its lien to this Lease by unilaterally executing a subordinating instrument. Tenant shall not exercise any right or remedy under this Lease or at law or in equity unless
(a) Tenant gives written notice to Landlord and Landlord's Mortgagee (whose name and address shall be provided upon request) specifying the exact nature of the alleged breach and how it may be remedied; and (b) both Landlord and Landlord's Mortgagee fail to cure same within 30 days after receipt of Tenant's notice (plus such additional time as Landlord's Mortgagee may(118) require).(119)


- ---------------

(115); provided however, so long as no uncured Event of Default exists under this Lease, the Base Rent and all amounts payable to Landlord under Paragraph 7 for the first 30 days of any such Hold Over shall be increased to only 150% of such greater amount

(116) , if allowed by Applicable Law

(117) 10

(118) reasonably

(119) The current address for the mortgagee of the Building is c/o AEGON USA Realty Advisors, Inc., 4333 Edward Road, N.E., Cedar Rapids, Iowa 52499-5443,
Attn: Director-Mortgage Loan Servicing. Landlord shall use commercially reasonable efforts, at Tenant's costs, to obtain Landlord's Mortgagee's current form of subordination, non-disturbance, and attornment agreement for the benefit of Tenant.

21. RIGHTS RESERVED BY LANDLORD. Landlord (and its designated agents, contractors and managers) shall have the following rights:

        (a) ACCESS TO THE PREMISES. To enter the Premises upon reasonable notice (except in emergencies, when no notice is required) for purposes of (i) inspection; (ii) making repairs, additions, improvements or alterations to the Premises, any adjoining space or the Building as permitted or required under this Lease or as Landlord elects; (iii) confirming Tenant's compliance with this Lease; and (iv) exhibiting the Premises to prospective purchasers, mortgagees or(120) tenants. During each entry, Landlord shall use reasonable good faith efforts to minimize interference with Tenant's use of the Premises. In no(121) event shall Tenant be deemed constructively evicted nor entitled to any abatement of Rent. Landlord shall at all times retain a mechanical or card key to all doors in or about the Premises, except Tenant's vaults, safes and other portions of the Premises reasonably designated by Tenant in writing as "secure areas" (to which Landlord shall not be required to provide Building Standard maintenance or janitorial services). In emergencies or if otherwise required to comply with this Lease, Landlord shall have the right to use any and all means necessary to open any doors, including doors to any designated secure areas, as may be reasonably necessary under the circumstances. Landlord may erect scaffolding and other structures where reasonably required by the character of the work.

        (b) PROJECT MODIFICATIONS. (122)alter, decorate and repair or construct new improvements upon the Project or any adjacent property, structurally or otherwise, as determined by Landlord in its sole discretion, including changing the arrangement, location and/or size of entrances, passageways, doorways, corridors, elevators, stairs, restrooms and other public components, and to place, inspect, repair and replace in the Premises (below floors, above ceilings or next to columns) any utilities, pipes, cables or similar equipment serving areas outside the Premises, or to rename the Project.

        (c) OTHER RIGHTS. To take such other(123) measures Landlord deems necessary or advisable for the ongoing operation, management, maintenance, repair and protection of the Project. Tenant shall fully cooperate with all of such further measures undertaken by Landlord.


- --------------------

(120) during the last 9 months of the Term

(121) such

(122) Without unreasonably interrupting Tenant's business given the circumstances, to

(123) reasonable

22. HAZARDOUS MATERIALS.

        (a) DEFINITIONS. A "HAZARDOUS MATERIAL" is any substance (i) the presence of which requires, or may hereafter require, notification, investigation or remediation under Applicable Law; or (ii) which is now or hereafter defined, listed or regulated by any governmental authority as a "hazardous waste", "extremely hazardous waste", "solid waste", "toxic substance", "hazardous substance", "hazardous material" or "regulated substance", or otherwise regulated under Applicable Law. "CONTAMINATION" means any release or disposal of a Hazardous Material(124) in, on, under, at or from the Premises or the Project which may result in any liability, fine, use restriction, cost recovery lien, remediation requirement or other government or private party action or imposition affecting any Landlord Party. For purposes of this Lease, Claims arising from Contamination shall include diminution in value, restrictions on use, adverse impact on leasing space, and all costs of site investigation, remediation, removal and restoration work, including response costs under CERCLA and similar statutes.

        (b) RESTRICTIONS. No Hazardous Material (except for de minimis quantities of household cleaning products and office supplies used in the ordinary course of Tenant's business at the Premises and that are used, kept and disposed of in compliance with Applicable Law) shall be brought upon, used, kept or disposed of in or about the Premises or the Project by any Tenant Party without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion. Tenant's request for such consent shall include a representation and warranty by Tenant that the Hazardous Material in question (i) is necessary in the ordinary course of Tenant's business ,and (ii) shall be used, kept and disposed of in compliance with Applicable Law.

        (c) REMEDIATION. If Contamination occurs as a result of an act or omission of a Tenant Party, Tenant shall, at its expense, promptly take all actions necessary to comply with Applicable Law and to return the Premises, the Project and/or any adjoining or affected property to its condition prior to such Contamination, subject to Landlord's prior written approval of Tenant's proposed methods, times and procedures for remediation. Tenant shall provide Landlord reasonably satisfactory evidence that such actions shall not adversely affect any Landlord Party or Contaminated property. Landlord may require that a representative of Landlord be present during any such actions and/or that such actions be taken after business hours. If Tenant fails to take and diligently prosecute any necessary remediation actions within 30 days after written notice from Landlord or an authorized governmental agency (or any shorter period required by any governmental agency), Landlord may take such actions and Tenant shall reimburse Landlord therefor, plus a 15% administrative fee, within 30 days of Landlord's invoice.


- ---------------

(124) occurring as a result of an act or omission of a Tenant Party

    (125)    (See footnote below)

23. LANDLORD'S INTEREST.

        (a) LANDLORD'S LIABILITY. Landlord's liability for failure to perform its obligations under this Lease shall be recoverable solely out of proceeds from judicial sale upon execution and levy made against Landlord's interest in the Building. Except as provided in the preceding sentence, Tenant Waives (i) all other rights of recovery against any Landlord Party; and (ii) all Claims against any Landlord Party and Landlord's Mortgagee for consequential, special or punitive damages allegedly suffered by any Tenant Party, including lost profits and business interruption. No Landlord Party shall have any personal liability under this Lease.

        (b) CONVEYANCE. Landlord may convey any or all of its interest in this Lease or the Project at any time. The term "Landlord" means only the owner of the Landlord's interest in this Lease at the time in question. Immediately upon conveyance by Landlord of such interest, the conveying party shall be released from all obligations of "Landlord" thereafter arising under this Lease, and Tenant shall attorn and look solely to the new Landlord for performance of such obligations. Upon conveyance, the balance of any Security Deposit shall be delivered to the new Landlord and Tenant shall thereafter look solely to the new Landlord for application or return.

- --------------------

  (125)    (d)             Landlord's Disclosure.

                           (i) The Five Greenway Building. Spray-on fireproofing that contained varying amounts of asbestos was used in the original construction of the Five Greenway Building including the portions of the Premises in the Five Greenway Building. Tenant acknowledges that asbestos-containing fireproofing exists, and will not be removed, from the plenum above the Five Greenway Vault Premises and a portion of the Five Greenway Storage Premises. In other portions of the Five Greenway Building where such asbestos-containing fireproofing still exists, the ambient air is monitored periodically (but not less frequently than annually) in accordance with EPA guidelines. The results of the air quality tests have been and continue to be below the levels set by the EPA and are a matter of record in the property manager's office.

                           (ii) The 3800 Buffalo Building. Asbestos containing materials exist in the mechanical rooms on the 1st and 2nd floors of the 3800 Buffalo Building and in the roofing materials of the 3800 Buffalo Building.

24. EXECUTION AND SIGNING AUTHORITY. Draft documents submitted for review do not convey any right to Tenant in the Premises or other space. This Lease shall become effective only upon full execution and delivery by all parties. This Lease may be executed in counterparts, each of which shall be an original and all of which shall be one and the same instrument. Each party and its counsel have reviewed and revised this Lease after arms-length negotiations. Accordingly, the rule of construction that ambiguities are resolved against the drafting party shall not apply to this Lease or any amendments hereof. This Lease shall bind and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted Transferees, unless otherwise expressly set forth herein. Each individual person or entity executing this Lease as Tenant shall be jointly and severally bound and liable as Tenant under this Lease. If Tenant is a legal entity, each person signing this Lease for Tenant represents and warrants to Landlord (who reserves the right to request satisfactory evidence) that he is authorized to do so without further signature or authorization from such legal entity; that this Lease is fully binding on Tenant; and that Tenant is qualified to do business in the State.(126) Except as otherwise expressly provided in this Lease, no beneficial rights are given to any third parties by or under this Lease.

25. QUIET ENJOYMENT. So long as no Event of Default exists, Tenant shall have the right to occupy the Premises without hindrance from Landlord or any person lawfully claiming through Landlord, subject to the terms of this Lease, all superior mortgages, ground leases, deeds of trust, insurance requirements and Applicable Law.


- --------------------

(126) Each person signing this Lease for Landlord represents and warrants to Tenant that she is authorized to do so without further signature or authorization from such legal entity; that this Lease is fully binding on Landlord; and that Landlord is qualified to do business in the State.

26.     ADDITIONAL PROVISIONS.

        (a) MOVE-IN. UNLESS TENANT MOVES-IN PRIOR TO SUBSTANTIAL COMPLETION, THE PREMISES WILL BE THOROUGHLY CLEANED, AT LANDLORD'S SOLE COST AND EXPENSE, PRIOR TO TENANT'S MOVE-IN. TENANT SHALL NOT BE CHARGED FOR ELECTRICITY, HVAC, INSURANCE, AND TAXES PRIOR TO ITS MOVE-IN.

        (b) CURRENT ACCESS, PATROLS, AND SURVEILLANCE. AFTER HOURS ACCESS TO THE BUILDING IS CURRENTLY PROVIDED BY CARD KEY ACCESS. PATROLS BY VEHICLE AND ON FOOT CURRENTLY HAPPEN BETWEEN 7:00 P.M. AND 6:00 A.M. MONDAY THROUGH FRIDAY AND ALL DAY ON SATURDAY AND SUNDAY. ALSO, CLOSED CIRCUIT TELEVISION IS MONITORED AND TAPED AT PERIMETER LOCATIONS. LANDLORD PROVIDES THESE SERVICES AS A COURTESY ONLY AND RESERVES THE RIGHT TO CHANGE OR DISCONTINUE THESE SERVICES AS IT DEEMS APPROPRIATE, IN ITS SOLE DISCRETION. TENANT (i) STATES TO LANDLORD THAT IT IS NOT RELYING ON THESE SERVICES, (ii) ACKNOWLEDGES THAT LANDLORD IS NOT CONTRACTUALLY OBLIGATED TO PROVIDE ANY SECURITY SERVICES TO TENANT OR ANY TENANT PARTY, AND (iii) ACKNOWLEDGES THAT TENANT IS RESPONSIBLE FOR SECURITY OF THE PREMISES AS SPECIFIED IN PARAGRAPH 10(c).

        ACCORDINGLY, the parties execute and deliver this Lease as of the Date of Lease.

                                    LANDLORD:

                                    CRESCENT REAL ESTATE FUNDING III, L.P.,
                                    a Delaware limited partnership

                                    By: CRE Management III, Corp., a Delaware
                                        corporation, its General Partner


                                        By: /s/ JANE B. PAGE
                                           -------------------------------------
                                           Jane B. Page, Vice President
                                           Houston Region--Asset Management


SPECIAL NOTICE: THIS LEASE CONTAINS WAIVERS AND INDEMNITIES WHICH MAY MATERIALLY AFFECT TENANT'S RIGHTS AND REMEDIES UNDER APPLICABLE LAW REGARDING THIS LEASE, INCLUDING "EXPRESS NEGLIGENCE" PROVISIONS IN PARAGRAPH 13.


                                        TENANT:

                                        ASHFORD.COM, INC.,
                                        a Delaware corporation


                                        By: /s/ JAMES WHITCOMB
                                           -------------------------------------
                                           Name: James Whitcomb
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROJECT

       THE LAND IS COMPRISED OF TWO TRACTS WHICH ARE DESCRIBED AS FOLLOWS:


TRACT 1:

Being a tract or parcel of land containing 33.431 acres out of the A.C. Reynolds League, Abstract 61, Harris County, Texas, with said tract including all of Greenway Plaza, Section 1, of record per the map recorded in Volume 127, Page 71, Harris County Map Records, and being more particularly described by metes and bounds as follows, basing all bearings and distances on an unrecorded plat entitled Composite Map of Greenway Plaza, prepared by Turner, Collie and Braden, Inc., dated May 1971, revised September 18, 1972, July 19 and August 3, 1973:

COMMENCING at the southwest corner of the intersection of Richmond Avenue (120 feet wide) and Buffalo Speedway (100 feet wide), said intersection being a point on a curve to the left;

THENCE, 509.49 feet southwesterly along the arc of said curve and the southerly right-of-way line of said Richmond Avenue (Delta Angle = 6(degree)53'23", Radius = 4237.18 feet, Chord = South 79(degree)26'34" West, 509.21 feet) to the northwest corner of the tract of land conveyed to Texas Investment Builders Company per the deed recorded in Volume 5044, Page 560, Harris County Deed Records and the POINT OF BEGINNING of the tract herein described;

THENCE, South 09(degree)53'00" East, along the westerly line of said Texas Investment Builders Company tract, and the westerly line of an additional tract conveyed to said Texas Investment Builders Company per the deed recorded in Volume 6164, Page 422 of said Deed Records a distance of 224.00 feet to the southwest corner of last mentioned deed;

THENCE, North 80(degree)07'00" East, 250.00 feet along the southerly line of said deed recorded in Volume 6164, Page 422, to an intersect with the westerly line of the tract of land conveyed to Greenway Bank and Trust per the deed recorded in Volume 6051, Page 610 of said Deed Records;

THENCE, South 09(degree)53'00" East along the westerly line of said Greenway Bank and Trust tract and the tract conveyed to Buffalo Tower Company per the deed recorded in Volume 6652, Page 369 of said Deed Records, at 115.41 feet pass the common corner to said tracts, a total distance of 323.25 feet to the southwest corner of said Buffalo Tower Company tract;

THENCE, along the southerly boundary of said tract recorded in Volume 6652, Page 369 the following four courses:

          North 80(degree)07'00" East, 163.22 feet;
          North 74(degree)22'39" East, 100.00 feet;
          North 80(degree)07'00" East, 54.00 feet;
          North 32(degree)20'38" East, 13.37 feet to an intersect with the westerly right-of-way line of said Buffalo Speedway, said intersect being a point on a non-tangent curve to the right;

THENCE, 358.32 feet southeasterly along the arc of said curve and westerly right-of-way line of Buffalo Speedway (Delta Angle = 03(degree)36'53", Radius = 5679.65 feet, Chord = South 13(degree)59'45" East, 358.26 feet) to the northeasterly corner of the tract conveyed to The First City National Bank, trustee, per the deed recorded in Volume 6327, Page 156 of said Deed Records;

THENCE, departing said Buffalo Speedway right-of-way, South 80(degree)07'00" West, 262.89 feet to the northwest corner of said First City National Bank tract;

THENCE, South 09(degree)53'00" East, 370.00 feet to the southwest corner of said First City National Bank tract and an intersect with the northerly right-of-way line of U.S. 59, Southwest Freeway (varying width);

THENCE, South 80(degree)07'00" West, 781.45 feet along the northerly line of said Freeway to the beginning of a tangent curve to the right;

THENCE, 514.43 feet westerly along the arc of said curve and northerly Freeway right-of-way line (Delta Angle = 05(degree)10'22", Radius = 5698.09 feet, Chord = South 82(degree)42'11" West, 514.26 feet) to an intersect with the southerly cut-back corner of the easterly right-of-way line of Edloe Street (varying width);

THENCE, North 47(degree)18'03" West, 20.33 feet along said cut-back and easterly right-of-way line of Edloe Street;

THENCE, continuing along said Edloe Street right-of-way line, North 00(degree)02'00" East, 1149.87 feet to an intersect with the southerly right-of-way line of said Richmond Avenue, said intersect being a point on a non-tangent curve to the left;

THENCE, 381.81 feet easterly along the arc of said curve and Richmond Avenue right-of-way line (Delta Angle = 05(degree)38'18", Radius = 3879.72 feet, Chord = North 74(degree)34'09" East, 381.64 feet);

THENCE, continuing along said Richmond Avenue right-of-way line and tangent to said curve, North 71(degree)45'00" East, 79.75 feet to the beginning of a tangent curve to the right;

THENCE, 314.16 feet easterly along the arc of said curve and Richmond Avenue right-of-way line (Delta Angle = 04(degree)14'53", Radius = 4237.18 feet, Chord = North 73(degree)52'26" East, 314.08 feet) to the POINT OF BEGINNING, containing a computed area of 33.431 acres of land.


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



TRACT 2:

Being a tract of land out of the A.C. Reynolds Survey, Abstract No. 61, Harris County, Texas, with said tract being more particularly described as follows:

Being all of the land bounded on the west by the east right-of-way line of Timmons Lane, bounded on the east by the west right-of-way line of Edloe Street, on the south by the north right-of-way line of Norfolk Street and bounded on the north by a line that is 225 feet, more or less, north of the north right-of-way line of Colquitt Street, SAVE AND EXCEPT streets and easements dedicated for public use and that 20,590 square foot tract conveyed to Maxims, Inc. by Special Warranty Deed from Nine Greenway Venture dated December 18, 1980 filed in the Official Public Records of Real Property of Harris County, Texas on January 12, 1981 under film code number ###-##-####.

                                   EXHIBIT "B"

                             FLOOR PLAN OF PREMISES

                                [To be attached]

                                   EXHIBIT "C"

                             CONSTRUCTION AGREEMENT


        This Construction Agreement is attached as an Exhibit to an Office Lease (the "LEASE") between CRESCENT REAL ESTATE FUNDING III, L.P., as Landlord, and ASHFORD.COM, INC., as Tenant, for approximately 61,092 RSF of Premises on the 4th floor of the 3800 Buffalo Speedway and on the basement and concourse levels of Five Greenway Plaza, Houston, Texas. Unless otherwise specified, all capitalized terms used in this Construction Agreement shall have the same meanings as in the Lease.


1. APPROVED CONSTRUCTION DOCUMENTS.

        (a) Tenant's Information. Tenant has submitted to Landlord all information necessary for the preparation of complete, detailed architectural, mechanical, electrical and plumbing drawings and specifications for construction of the Work (as defined below) in the Premises, including Tenant's partition and furniture layout, reflected ceiling, telephone and electrical outlets and equipment rooms, initial Provider(s) of telecommunications services, doors (including hardware and keying schedule), glass partitions, windows, critical dimensions, structural loads, millwork, finish schedules, and HVAC and electrical requirements, together with all supporting information and delivery schedules ("TENANT'S INFORMATION").

        (b) Construction Documents. Within 10 business days following Landlord's execution of the Lease and receipt of Tenant's Information, Landlord's designated architectural/engineering firm shall prepare and submit to Tenant all finished and detailed architectural drawings and specifications, including mechanical, electrical and plumbing drawings (the "CONSTRUCTION DOCUMENTS"). In addition, Landlord shall advise Tenant of the number of days of Tenant Delay (as defined below) attributable to extraordinary requirements (if any) contained in Tenant's Information.

        (c) Approved Construction Documents. Within 3 business days after receipt, Tenant shall (i) approve and return the Construction Documents to Landlord, or (ii) provide Landlord Tenant's written requested changes to the Construction Documents, in which event Landlord shall have the Construction Documents revised (as Landlord reasonably deems appropriate) and resubmitted to Tenant for approval within 3 business days after receipt. If Tenant fails to provide Landlord Tenant's written requested changes within the applicable 3 business day period, Tenant shall be deemed to have approved the Construction Documents. Upon Tenant's approval, the Construction Documents shall become the "APPROVED CONSTRUCTION DOCUMENTS".

2. PRICING AND BIDS.

        (a) Estimates. Following receipt of the Approved Construction Documents, Landlord will promptly price the construction of the Work in accordance with the Approved Construction Documents and furnish written price estimates (based on the bids for the construction of the Work) to Tenant.

        (b) Approved Pricing. Upon receipt, Tenant shall promptly review such estimates and complete negotiations with Landlord for any changes or adjustments thereto. Within 5 days after such receipt, Tenant shall return the estimates with written approval to Landlord.


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



        (c) Competitive Bids. After Tenant's written request which must be submitted with the Approved Construction Documents, Landlord shall seek 3 competitive bids from third-party general contractors from Landlord's approved bidding list. Only subcontractors from Landlord's approved subcontractor list shall be allowed to work on the mechanical, electrical and plumbing components of the Building. Tenant shall be invited to the bid opening and allowed to participate in the selection of the successful bidder; provided Landlord shall make the final selection of the general contractor.

3. LANDLORD'S CONTRIBUTIONS.

        (a) Construction Allowance.

                 (i) 3800 Buffalo Premises. Landlord will contribute a sum (the "3800 BUFFALO CONSTRUCTION ALLOWANCE") not to exceed $8.00 per RSF in the Original 3800 Buffalo Premises and the Additional 3800 Buffalo Premises, toward the cost of constructing the Work in accordance with this Construction Agreement in connection with the Original 3800 Buffalo Premises and the Additional 3800 Buffalo Premises.

                 (ii) Five Greenway Vault Premises. Landlord will contribute a sum (the "FIVE GREENWAY VAULT CONSTRUCTION ALLOWANCE") not to exceed $6.00 per RSF in the Five Greenway Vault Premises, toward the cost of constructing the Work in accordance with this Construction Agreement in connection with the Five Greenway Vault Premises.

                 (iii) Five Greenway Storage Premises. Landlord will contribute a sum (the "FIVE GREENWAY STORAGE CONSTRUCTION ALLOWANCE") not to exceed $3.00 per RSF in the Five Greenway Storage Premises and the Additional Five Greenway Storage Premises, toward the cost of constructing the Work in accordance with this Construction Agreement in connection with the Five Greenway Storage Premises.

                 (iv) General. The 3800 Buffalo Construction Allowance, the Five Greenway Vault Construction Allowance, and the Five Greenway Storage Construction Allowance are collectively referred to as the "CONSTRUCTION ALLOWANCE". Payments shall be made directly to Landlord's contractor performing the Work. The cost of (i) all space planning, design, consulting or review services, (ii) construction drawings, (iii) extension of electrical wiring from Landlord's designated location(s) to the Premises, (iv) purchasing and installing all equipment for the Premises (including any submeters and other ABS electrical equipment approved by Landlord), (v) required metering, re-circuiting or re-wiring for metering, equipment rental, engineering design services, consulting services, studies, construction services, cost of billing and collections, (vi) cabling, and (vii) materials and labor, shall all be included in the cost of the Work and may be paid out of the Construction Allowance, to the extent sufficient funds are available for such purpose.

        (b) Reallocation of Construction Allowance. Up to $64,248.00 of the 3800 Buffalo Construction Allowance may be used to complete the portion of the Work in the Five Greenway Vault Premises and the Five Greenway Storage Premises.

        (c) Application to Rent. If the total cost of the Work is less than the Construction Allowance, then Tenant may apply up to $54,885.00 of the excess portion of the Construction Allowance against Base Rent to become due during the remaining portion of the first year of this Lease. The excess amount to be applied shall be prorated so that the same amount is applied to each month in the remaining portion of the first year of this Lease.

        (d) Unused Allowance(s). Any allowance made available to Tenant under this Construction Agreement must be utilized for its intended purpose or have been elected to be credited against Base Rent in accordance with

PARAGRAPH 3(c) above within 6 months of the Date of Lease or be forfeited with no further obligation on the part of Landlord.

4. CONSTRUCTION.

        (a) The Work. Subject to the terms of this Construction Agreement, Landlord agrees to cause permanent leasehold improvements to be constructed in the Premises (the "WORK") in a good and workmanlike manner in accordance with the Approved Construction Documents. Subject to Landlord's approval and Tenant's compliance with Landlord's policies and procedures, including, without limitation, Landlord's supervision, Tenant may utilize its own contractor's to perform some of the Work. Landlord, at its cost, shall remove the safe deposit boxes from the Five Greenway Vault Premises. Tenant acknowledges that the Additional Five Greenway Storage Premises will be turned over to Tenant in a slab condition without a ceiling grid.

        (b) General Terms. Tenant acknowledges that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the Approved Construction Documents will comply with Applicable Law or be free from errors or omissions, nor that the Work will be free from defects, and Landlord will have no liability therefor. In the event of such errors, omissions or defects, and upon Tenant's written request, Landlord will use commercially reasonable efforts to cooperate with Tenant in enforcing any applicable warranties. In addition, unless expressly agreed to in writing by Landlord prior to commencement of the Work, Landlord's approval of the Construction Documents or the Work shall not be interpreted to Waive or otherwise modify the terms and provisions of the Lease. Except with respect to the economic terms set forth in PARAGRAPH 3 of this Construction Agreement, the terms and provisions contained in this Construction Agreement shall survive the completion of the Work and shall govern in all applicable circumstances arising under the Lease throughout the Term, including the construction of future improvements in the Premises.

        (c) Electrical Design Capacity. The following parameters constitute Building Standard electrical design capacity: (i) the total connected electrical load of all electrical equipment serving the Premises shall not exceed an average of 4.5 watts per RSF, consisting of approximately 1.5 watts per RSF of 120/208 volt power and approximately 3.0 watts per RSF of 277/480 volt power;
(ii) the connected electrical load for lighting shall not exceed an average of
2.0 watts per RSF; (iii) emergency power shall be limited to egress lighting only and at Landlord's option shall be provided by Tenant's battery backup fixtures or from Landlord's emergency power system; and (iv) no electrical equipment shall exceed the safe and lawful capacity of the existing electrical circuit(s) and facilities serving the Premises. Any requirements, services or equipment in excess or contravention of any of the foregoing parameters (or any combination thereof) shall constitute ABS electrical services subject to Landlord's approval and Tenant's compliance with the other applicable provisions of the Lease, specifically including PARAGRAPH 8(d) thereof.

        (d) ADA Compliance. Landlord shall, as an Operating Expense, be responsible for ADA compliance for the base Building, core areas (including elevators, Common Areas, Service Areas and the Project's parking facilities) and all points of access into the Project. Tenant shall, at its expense, be responsible for ADA compliance in the Premises, including restrooms on any floor now or hereafter leased or occupied in its entirety by Tenant, its affiliates or Transferees. Landlord and not Tenant shall be responsible for the initial cost to conform the core restrooms on the 4th floor of the 3800 Buffalo Building to ADA standards, the cost of which will not be included in Operating Expenses. Landlord shall not be responsible for determining whether Tenant is a public accommodation under ADA or whether the Approved Construction Documents comply with ADA requirements. Such determinations, if desired by Tenant, shall be the sole responsibility of Tenant.

        (e) Substantial Completion.

                 (i) Definition. Subject to adjustment under PARAGRAPHS 4(e)(iii) and 4(e)(iv) below, "SUBSTANTIAL COMPLETION" shall occur, with respect to the Premises, when (A) all of the Work has been completed in accordance with this Construction Agreement and the Approved Construction Documents, to the extent that Tenant would have access to the Premises and would be able to conduct its business in a reasonable manner, and (B) Landlord has obtained final inspection approval from all appropriate regulatory authorities (if required) for the Premises, even though adjustments or corrections may be necessary and Punchlist Items remain to be completed. Landlord shall notify Tenant in writing when Substantial Completion occurs.

                 (ii) Time of the Essence. Time is of the essence in connection with the obligations of Landlord and Tenant under this Construction Agreement.

                 (iii) Tenant Delay. If Landlord is delayed in achieving Substantial Completion due to a delay caused by a Tenant Party or for any other cause arising from an act or omission of any Tenant Party, including (A)Tenant's request for Change Orders (as defined below), (B) Tenant's failure to timely deliver or approve any required documentation, such as {Tenant's Information}, the Construction Documents, pricing estimates, and the like, (C) Tenant's failure to timely pay any Cost Overruns (as defined below), (D) Tenant's failure to otherwise timely respond to any other Landlord request, and (E) the fact that non-Building Standard materials to be incorporated into the Work require a lead time (not due to Landlord error) to obtain, or construction time to perform, in excess of the time required for Work that is Building Standard (collectively, "TENANT DELAY"), Substantial Completion shall be deemed to have occurred on the date Substantial Completion would have been achieved but for such Tenant Delay.

                 (iv) Other Delay. If Substantial Completion is delayed for any reason other than Tenant Delay, Substantial Completion shall occur on the date when actually achieved (subject to adjustment for Tenant Delay).

                 (v) Landlord Liability. Landlord shall not be liable or responsible for any Claims incurred (or alleged) by Tenant due to any delay in achieving Substantial Completion for any reason. However, Tenant's sole and exclusive remedy for any delay in achieving Substantial Completion for any reason other than Tenant Delay shall be the resulting postponement (if any) of the commencement of rental payments under the Lease.

5. COSTS.

        (a) Change Orders and Cost Overruns. All changes to, and deviations from, the Approved Construction Documents (each, a "CHANGE ORDER"), including any (i) direction of Tenant to omit any portion of the Work, (ii) additional architectural or engineering services, (iii) changes to materials whether standard materials, specially ordered materials, or specially fabricated materials, (iv) cancellation or modification of supply or fabrication orders, and (v) removal or alteration of any portion of the Work, must be approved in advance in writing by Landlord. Change Orders requested by Tenant and approved by Landlord which increase the cost of the Work above the Construction Allowance shall be paid by Tenant within 30 days of receipt of Landlord's invoice therefor (which payment may be required by Landlord prior to commencing construction). Except as otherwise expressly provided in this Construction Agreement, all costs of the Work in excess of the Construction Allowance (collectively, "COST OVERRUNS") shall be paid by Tenant to Landlord within 30 days of Landlord's invoice. In addition, at Landlord's election, Landlord may require Tenant to prepay any projected Cost Overruns within 5 days of Landlord's invoice. Landlord may stop or decline to commence all or any portion of the Work until such payment (or prepayment) is received. On or before the Original 3800 Buffalo Commencement Date, and as a condition to Tenant's right to take possession of the Premises, Tenant shall pay Landlord the entire amount of all Cost Overruns, less any prepaid amounts. Tenant's failure to pay, when due, any Cost Overruns or the cost of any Change Order shall constitute an Event of Default under the Lease.

        (b) Construction Management Fee. Within 30 days following the date of invoice, Tenant shall, for supervision and administration of the construction and installation of the Work, pay Landlord a construction management fee equal to 10% of the aggregate contract price for the Work in excess of the Construction Allowance, which may be paid from the unused portion of the Construction Allowance (if any). Tenant's failure to pay such construction management fee when due shall constitute an Event of Default under the Lease.

                                   EXHIBIT "D"

                      CERTIFICATE OF ACCEPTANCE OF PREMISES



Re: Office Lease dated __________________ , 199__ (the "LEASE") between CRESCENT REAL ESTATE ________________ ("LANDLORD") and _______________
        ________________________________________ ("TENANT") for approximately
        ____ RSF of Premises on the _____ floor of _______________________.
        Unless otherwise specified, all capitalized terms used herein shall have the same meanings as in the Lease.

Landlord and Tenant agree that:

        1. Except for Punchlist Items if any, Landlord has fully completed all Work required under the terms of the Lease.

        2. The Premises are usable by Tenant as intended; Landlord has no further obligation to perform any Work or other construction (except Punchlist Items), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects.

         3.      The Commencement Date of the Lease is ______________, 199___.

         4. The Expiration Date of the Lease is the last day of ______________, ______.

         5. Tenant's Address at the Premises after the Commencement Date is:


                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  Attention:
                            ----------------------------------------------------
                  Telephone:                                    (   )
                                                                      --------

                  Facsimile:                                    (   )
                                                                      --------

All other terms and conditions of the Lease are ratified and acknowledged to be unchanged.

        EXECUTED as of ______________________ , 199__.



                         {ATTACH APPROPRIATE SIGNATURES}



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


                                   EXHIBIT "E"

                              RULES AND REGULATIONS


1. The sidewalks, halls, passages, exits, entrances, elevators, shopping mall, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public, and Landlord shall, in all cases, retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenants and no employee, agent or invitee of any tenant shall go upon the roof of the Building. The two (2) emergency stairwells located on each floor of the Building shall not be obstructed by tenants or used by tenants or any tenant's agents, servants, employees, invitees or contractors or the public in general for any reason or purpose except as an escape route in the event of an emergency.

2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice at the expense of the tenant responsible for the installation of these items and without notice to such tenant. If Landlord shall have given its consent at any time, such consent shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every other sign, placard, picture, name, advertisement or notice. All approved signs or lettering shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

3. No tenant's premises shall be used for the storage of merchandise (other than inventory) or for lodging. No cooking, other than warming in microwave ovens, shall be done or permitted by any tenant in the Building. The preparation of coffee, tea, hot chocolate and similar hot drinks for tenants and their employees shall be permitted. A tenant shall be permitted to bring into its premises bottled drinking water dispensed from a machine for use by the tenant and its employees.

4. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of the tenant's carelessness or indifference in the preservation of good order and cleanliness. Subject to the terms of the Lease, Landlord shall in no way be responsible to any tenant for any loss of property on its premises, or for any damage done to the furniture or other effects of any tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include shampooing of carpets or rugs or moving of furniture or other special services. Janitor services will not be furnished on nights when rooms are occupied after 9:30 P.M.

5. No animals, reptiles, birds, fish (or aquariums) or other non-human, non-plant living things shall be allowed in the offices, halls, corridors, elevators, escalators or elsewhere in the Building, except for seeing eye dogs.

6. All electric door locking device plans or proposals must be approved in writing by the City of Houston's Building Department, as well as by Landlord, prior to installation. All electric locks must have a key override so that Landlord and/or its agents can gain access during an emergency. Additionally, Landlord shall choose the type of keyway used in the key override.

7. Landlord will furnish each tenant with two keys free of charge. Landlord may make a reasonable charge for any additional keys. No tenant shall have any keys made except by Landlord. No tenant shall alter any lock or install a new or additional lock or bolt on any door of its premises without prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to tenant.

8. No safes, electronic equipment or other objects larger or heavier than that which the freight elevators of the Building are designed to carry shall be brought into or installed on any premises without Landlord's prior written approval. The moving of such equipment shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators, except during hours and in a manner approved by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports designed to properly distribute their weight. Subject to the terms of the Lease, Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining such safe or other property shall be repaired at the expense of the tenant.

9. No tenant shall use or keep in, on or about its premises or the Building any kerosene, gasoline or flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use, keep or permit to be used or kept any foul or noxious gas or substance in, on or about its premises, or permit or suffer its premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein.

10. Standard practices of the building trades at the time of construction incorporated into the Building materials containing various quantities of asbestos (primarily spray on fire proofing). All repairs, renovations, alterations or installations (including, without limitation, electrical and communications systems) must be conducted in accordance with and pursuant to OSHA and EPA guidelines and Landlord's standard Building guidelines. All of such work, including, but not limited to, such major improvements as remodeling and something as minor as adding electrical outlets or painting, must be coordinated through the Building Office and approved by Landlord prior to work beginning. Upon completion of such work, the tenant will be required to furnish Landlord with a certification that the completed work was done in accordance with these rules and regulations as they may be amended from time to time.

11. In accordance with and pursuant to OSHA and EPA guidelines regarding asbestos containing materials, no tenant shall cause to be open any part of the ceilings in the Building without having first received written permission from Landlord. It is the intent of this policy to prevent any ceiling from being opened in leased space while occupied or in the public areas of the Building during business hours, and includes any action or penetration which would break the plane of the ceiling surface, no matter how slight.

12. Landlord shall have the following rights, exercisable without notice and without liability to any tenant for damage or injury to property, persons or business and to the extent not in conflict with the Lease without effecting an eviction or disturbance of any tenant's use or possession or giving rise to any claim for offset or abatement of rent:

         1.       To change the Building's name and street address.

         2. To install, affix and maintain any and all signs on the exterior and interior of the Building.

         3. To control all internal lighting that may be visible from the Building exterior.

         4. To retain at all times and to use in appropriate instances keys to all doors within and into each tenant's premises.

         5. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building or any part thereof, and to enter upon any tenant's premises for such purposes, to temporarily close doors, entryways, public space, corridors, interrupt or temporarily suspend Building services and facilities, change the arrangement and location of entrances, passageways, doors, elevators, shafts, stairs, toilets, etc., without abatement of rent or affecting any obligations of any tenant under its lease so long as the tenant's premises are reasonably accessible.

         6. To bear and retain a permanent title to each tenant' s premises free and clear of any act of the tenant purporting to burden or encumber its premises.

         7. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude a tenant from the use expressly permitted in its lease.

         8. To prohibit the placing of vending machines or dispensing machines of any kind in any premises without Landlord's written permission.

         9. To take all reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including, without limitation, the search of the Building and its occupants and persons entering and leaving the Building, evacuation of the Building for cause, suspected cause or drill purposes, temporary denial of access to the Building and the closing of the Building after regular working hours.

         10. To deny entrance to the Building or remove any person or persons (including tenants and their employees, business invitees, visitors or any other persons) from the Building in any case where the conduct of such person involves a potential hazard, nuisance, unreasonable risk, or threat of bodily injury or harm to any tenant or other party whose presence is permitted in the Building, or to the public, or in the event of any fire or other emergency, riot, civil commotion or similar disturbance involving a substantial risk of damage to the Building or bodily harm to the tenants or their employees, business invitees, visitors or the general public. An unreasonable risk of bodily harm is to be determined by Landlord in its sole discretion and shall include possessing or carrying a club, explosive, weapon, firearm, illegal knife, switchblade knife, hoax bomb, chemical dispensing device or zip gun (as those terms are defined in Section 46.01 of the Texas Penal Code). Landlord shall have the right at any time and from time to time to install and utilize metal detectors or similar security screening devices in the Building and to deny access to persons who create an unreasonable risk of bodily harm to tenants or other persons lawfully present in the Building.

13. Landlord reserves the right to exclude from the Building between the hours of 7:00 P.M. and 7:00 A.M., after 1:00 P.M. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present either an access card issued by Landlord or a pass to the Building signed by Landlord. Landlord will furnish a pass to each person for whom a tenant requests a pass in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Subject to the terms of the Lease, Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including closing and locking doors.

14. The directory board of the Building will be provided at no charge for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom. Any additional name which a tenant shall desire to place upon the directory board (subject to availability) must first be approved by Landlord, and if so approved, a charge will be made therefor.

15. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, the above items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

16. No tenant shall obtain for use in its premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or shoe shining services in its premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord, except as otherwise set forth in the tenant's lease.

17. At any party where alcoholic beverages are to be served or consumed within a tenant's premises, the tenant is required to have two off-duty policemen attend the party. One policeman should remain in the suite during the party, and one should position himself near the proper elevator bank.

18. Each tenant shall see that the doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus and utilities are shut off before the tenant or its employees leave the tenant's premises, so as to prevent waste or damage. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

19. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown therein. Subject to the terms of the Lease, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees, agents or invitees, shall have caused it.

20. Except with the prior written consent of Landlord, no tenant shall sell or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on its premises, nor shall any tenant carry on, permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from its premises for the services or accommodation of occupants of any other portion of the Building.

21. No tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. No tenant shall install or use a garbage disposal unit that discharges into the sewer lines of the Building.

22. No hand trucks or dollies, except those approved by Landlord, shall be used in any public space (including lobbies, elevators and escalators) of the Building by any tenant. No other vehicles of any kind, including bicycles, shall be brought into the Building or kept in or about any premises by any tenant, their employees, agents or invitees.

23. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles that is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Houston, without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Large containers and any non-compactible trash shall be kept in the tenant's premises until such time as the tenant has made suitable arrangements for its removal.

24. Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the such activities.

25. Each tenant and/or each tenant's employees will be required to pay a security deposit in the amount of Ten and 00/100 Dollars ($10.00) for each garage parking permit/access card and building access card. The deposit(s) will be refunded following return of the permit(s) and/or card(s) to Landlord. All garage parking permits/access cards must be delivered to the Greenway Transportation Services Office and all building access cards must be delivered to the Greenway Security Office.

26. The requirements of the tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

27. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any of the Rules and Regulations against any or all of the tenants of the Building.

28. These Rules and Regulations are in addition to and shall not be construed in any way to modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

29. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                  EXHIBIT "F-1"

- -----------------------------------------------------------------------------------------------------------------------------------
ACORD(TM)                          CERTIFICATE OF LIABILITY INSURANCE                          DATE (MM/DD/YY)
- -----------------------------------------------------------------------------------------------------------------------------------
PRODUCER                         ADDRESS                       THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
                                                               CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
                                                               DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
                                                               POLICIES BELOW.
                                                             ----------------------------------------------------------------------
                                                                                   COMPANIES AFFORDING COVERAGE
                                                             ----------------------------------------------------------------------
                                                                  COMPANY
                                                                     A
- -----------------------------------------------------------------------------------------------------------------------------------
INSURED                                                           COMPANY
                                                                     B
                                                             ----------------------------------------------------------------------
                                                                  COMPANY
                                                                     C
                                                             ----------------------------------------------------------------------
                                                                  COMPANY
                                                                     D
- -----------------------------------------------------------------------------------------------------------------------------------
COVERAGES
- -----------------------------------------------------------------------------------------------------------------------------------
     THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE
     POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH
     RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED
     HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED
     BY PAID CLAIMS.
- -----------------------------------------------------------------------------------------------------------------------------------
  CO                                                     POLICY EFFECTIVE  POLICY EXPIRATION
  LTR               TYPE OF INSURANCE     POLICY NUMBER   DATE (MM/DD/YY)    DATE (MM/DD/YY)                 LIMITS
- -----------------------------------------------------------------------------------------------------------------------------------
A      GENERAL LIABILITY                                                                      GENERAL AGGREGATE          $ 1000000
       -----------------------------------                                                    -------------------------------------
       [X] COMMERCIAL GENERAL LIABILITY                                                       PRODUCTS - COMP/OP AGG     $ 1000000
       -----------------------------------                                                    -------------------------------------
       [ ] [ ] CLAIMS MADE [X] OCCUR                                                          PERSONAL & ADV INJURY      $ 1000000
       -----------------------------------                                                    -------------------------------------
       [ ] OWNER'S & CONTRACTOR'S PROT                                                        EACH OCCURRENCE            $ 1000000
                                                                                              -------------------------------------
       [ ]                                                                                    FIRE DAMAGE (Any one fire) $   50000
                                                                                              -------------------------------------
       [ ]                                                                                    MED EXP (Any one person)   $    5000
                                                                                              -------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
B      AUTOMOBILE LIABILITY
       -----------------------------------
       [X] ANY AUTO                                                                           COMBINED SINGLE LIMIT      $ 1000000
                                                                                              -------------------------------------
       [ ] ALL OWNED AUTOS
                                                                                              BODILY INJURY
       [ ] SCHEDULED AUTOS                                                                    (Per person)               $
                                                                                              -------------------------------------
       [X] HIRED AUTOS
                                                                                              BODILY INJURY
       [X] NON-OWNED AUTOS                                                                    (Per accident)             $
                                                                                              -------------------------------------
       [ ] --

       [ ]                                                                                    PROPERTY DAMAGE            $
- -----------------------------------------------------------------------------------------------------------------------------------
       GARAGE LIABILITY                                                                       AUTO ONLY - EA ACCIDENT    $
       -----------------------------------                                                    -------------------------------------
       [ ] ANY AUTO                                                                           OTHER THAN AUTO ONLY:
                                                                                              -------------------------------------
       [ ] --                                                                                 EACH ACCIDENT              $
                                                                                              -------------------------------------
       [ ]                                                                                    AGGREGATE                  $
                                                                                              -------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
C      EXCESS LIABILITY                                                                       EACH OCCURRENCE            $ 5000000
       -----------------------------------                                                    -------------------------------------
       [X] UMBRELLA FORM                                                                       AGGREGATE                 $ 5000000

       [ ] OTHER THAN UMBRELLA FORM                                                                                      $
                                                                                              -------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
D      WORKERS COMPENSATION AND                                                                    WC STATU-       OTH-
       EMPLOYERS' LIABILITY                                                                   [X]  TORY LIMITS     ER
                                                                                              -------------------------------------
       -----------------------------------                                                    EL EACH ACCIDENT           $ 1000000
       THE PROPRIETOR/                                                                        -------------------------------------
       PARTNERS/EXECUTIVE  [X] INCL                                                           EL DISEASE - POLICY LIMIT  $ 1000000
                                                                                              -------------------------------------
       OFFICERS ARE:       [ ] EXCL                                                           EL DISEASE - EA EMPLOYEE   $ 1000000
                                                                                              -------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
       OTHER


- -----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Crescent Real Estate _________________________________, its successors and/or assigns are Additional Insured's on General
Liability & Auto Liability with Waivers of Subrogation on General Liability, Auto Liability & Employers Liability.
Insured's Insurance is Primary w/Agg. per Loc.

- -----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                                      CANCELLATION
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                        [SAMPLE]

- -----------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate ______________________            SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
777 Main Street, Suite 2100                            EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30
Fort Worth, Texas 76102                                DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
                                                       FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF
                                                       ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                       ----------------------------------------------------------------------------
                                                       AUTHORIZED REPRESENTATIVE

- -----------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (1/95)                                                                                 (C) ACORD CORPORATION 1988
- -----------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "F-2"

- -----------------------------------------------------------------------------------------------------------------------------------

       EVIDENCE OF PROPERTY INSURANCE                                                                    DATE (MM/DD/YY)

- -----------------------------------------------------------------------------------------------------------------------------------
     THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND
     PRIVILEGES AFFORDED UNDER THE POLICY.
- -----------------------------------------------------------------------------------------------------------------------------------
PRODUCER                               PHONE                                  COMPANY
                                       (A/C, No. Ext):
                                       -------------------------------------






- ----------------------------------------------------------------------------
CODE:                                       SUB CODE:
- ----------------------------------------------------------------------------
AGENCY
CUSTOMER ID#:
- -----------------------------------------------------------------------------------------------------------------------------------
INSURED                                                                     LOAN NUMBER              POLICY NUMBER

                                                                            -------------------------------------------------------
                                                                              EFFECTIVE DATE    EXPIRATION DATE     CONTINUED UNTIL

                                                                                                                        TERMINATED
                                                                                                                   [ ]  IF CHECKED
                                                                            -------------------------------------------------------
                                                                            THIS REPLACES PRIOR EVIDENCE DATED:

- -----------------------------------------------------------------------------------------------------------------------------------
PROPERTY INFORMATION
- -----------------------------------------------------------------------------------------------------------------------------------
LOCATION/DESCRIPTION





- -----------------------------------------------------------------------------------------------------------------------------------
COVERAGE INFORMATION
- -----------------------------------------------------------------------------------------------------------------------------------
                                        COVERAGE/PERILS/FORMS                           AMOUNT OF INSURANCE             DEDUCTIBLE
- -----------------------------------------------------------------------------------------------------------------------------------
Special Form Property Coverage including
Theft and 100% Replacement Cost on
Furniture, Fixtures & Equipment to
include Inventory, Improvements &
Betterments.                                                                                   Limit                       Ded.

Business Income W/Extra Expense                                                                Limit                       Ded.

Ordinance/Law Coverage                                                                         Limit                       Ded.

- -----------------------------------------------------------------------------------------------------------------------------------
REMARKS (INCLUDING SPECIAL CONDITIONS)
- -----------------------------------------------------------------------------------------------------------------------------------

Crescent Real Estate ______________________________, its successors and/or assigns are provided a waiver of subrogation on property & business income coverages.



- -----------------------------------------------------------------------------------------------------------------------------------
CANCELLATION
- -----------------------------------------------------------------------------------------------------------------------------------
     THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED,
     THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY
     CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
- -----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INTEREST                                                       [ ]     MORTGAGEE        [ ]     ADDITIONAL INSURED

NAME AND ADDRESS                                                          [X]     LOSS PAYEE       [X]     WAIVER OF SUBROGATION
                                                                          ---------------------------------------------------------
Crescent Real Estate ______________________                               LOAN#
777 Main Street, Suite 2100
Fort Worth, TX 76102
                                                                          ---------------------------------------------------------
                                                                          AUTHORIZED REPRESENTATIVE


- -----------------------------------------------------------------------------------------------------------------------------------
ACORD 27 (3/93)
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                        [SAMPLE]

                                   EXHIBIT "G"

                            FORM OF LETTER OF CREDIT
                                     [BANK]

                            ___________________, 1999

Crescent Real Estate Equities Limited Partnership
777 Main Street, Suite 2100
Fort Worth, Texas  76102
Attn:  David M. Dean

RE: Clean Irrevocable Letter of Credit No. ________________, Dated ________________, ____, in the amount of $__________________

Gentlemen:

     We hereby establish our clean irrevocable Letter of Credit No. _______________, in your favor for the account of ASHFORD.COM, INC., a Delaware corporation, in the aggregate amount of ____________________________________and
_____/100 Dollars ($_________________).

     You may draw upon such Letter of Credit at sight on or before ____________, 19___. You may draw upon this Letter of Credit upon the presentation of your draft, executed by the President or any Vice President of your General Partner, accompanied by his/her written statement that (i) an event of default by Tenant exists under that certain Office Lease between ASHFORD.COM, INC., a Delaware corporation and CRESCENT REAL ESTATE FUNDING III, L.P., dated ____________ (the "Lease"), and (ii) such default exists beyond any applicable cure period provided in the Lease for such default, if any.

     This Letter of Credit is binding upon and shall inure to the benefit of, the parties and their successors and assigns. This Letter of Credit sets forth our entire undertaking, and shall not be modified, amended or expanded by reference to any other document, instrument or agreement. Except to the extent expressly inconsistent therewith, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revisions), International Chamber of Commerce Publication 400, and the Uniform Commercial Code, as adopted in the State in which this Bank is located, as the same may be revised from time to time. In the event of conflict between the Uniform Customs and Practice and the Uniform Commercial Code, the former shall govern and control.

                                      (Name of Bank)

                                      By:
                                          --------------------------------------
                                          Vice President

                                   RIDER NO. 1

                                OPTION TO EXTEND

A. RENEWAL PERIOD. Tenant may, at its option, extend the Term for one renewal period of 5 years (the "RENEWAL PERIOD") by written notice to Landlord (the "RENEWAL NOTICE") given no earlier than 13 nor later than 10 months prior to the expiration of the Term, provided that at the time of such notice and at the commencement of such Renewal Period, (i) Tenant remains in occupancy of the Premises, and (ii) no uncured Event of Default exists under the Lease (and no condition exists which, with the passage of time and/or giving of notice, would be an Event of Default). Such Renewal Period shall commence upon the expiration date of the initial Term. The Base Rent payable during the Renewal Period shall be the Market Rental Rate for the Premises. However, in no event shall the Base Rent for any Renewal Period be less than the Base Rent during the last year of the Term. Except as provided in this Rider No. 1, all terms and conditions of the Lease shall continue to apply during the Renewal Period.

B. HVAC AND PARKING CHARGES. During the Renewal Period, Tenant shall pay Landlord's standard charges, as set from time to time, for parking and overtime HVAC.

C. ACCEPTANCE. Within 30 days of the Renewal Notice, Landlord shall notify Tenant of the Base Rent for such Renewal Period (the "RENTAL NOTICE"). Tenant may accept the terms set forth in the Rental Notice by written notice (the "ACCEPTANCE NOTICE") to Landlord given within 30 days after receipt of the Rental Notice. If Tenant timely delivers its Acceptance Notice, Tenant shall, within 15 days after receipt, execute a lease amendment confirming the Base Rent and other terms applicable during the Renewal Period. If Tenant fails timely (i) to deliver its Acceptance Notice or (ii) to execute and return the required lease amendment, then this Option to Extend shall automatically expire and be of no further force or effect. In addition, this Option to Extend shall terminate upon assignment of this Lease or subletting of all or any part of the Premises.

D. MARKET RENTAL RATE. The "MARKET RENTAL RATE" is the rate (including stepped or graduated rates) a willing tenant would pay and a willing landlord would accept for a comparable transaction (e.g., renewal, expansion, relocation, etc., as applicable, in comparable space and in a comparable building) as of the commencement date of the applicable term, neither being under any compulsion to lease and both having reasonable knowledge of the relevant facts, considering the highest and most profitable use if offered for lease in the open market with a reasonable period of time in which to consummate a transaction. In calculating the Market Rental Rate, all relevant factors will be taken into account, including the location and quality of the Building, lease term, amenities of the Project, condition of the space and any concessions and allowances commonly being offered by Landlord for comparable transactions in the Project. The parties agree that the best evidence of the Market Rental Rate will be the rate then charged for comparable transactions in the Project.

                                   RIDER NO. 3

                           PREFERENTIAL RIGHT TO LEASE


A. PREFERENTIAL RIGHT TO LEASE. So long as twenty-four months remain in the initial Term, Tenant shall have a continuing Preferential Right to Lease all or a portion of the floor above or the floor below the Original 3800 Buffalo Premises, as designated by Landlord in its sole discretion (the "PREFERENTIAL SPACE"), at such time as such space becomes Available (as defined below) for direct lease to a new tenant (whether or not a bona fide offer has been made); provided no uncured Event of Default exists under the Lease (and no condition exists which, with the passage of time and/or giving of notice, would be an Event of Default) and Tenant remains in occupancy of the entire Premises. The Preferential Space shall be deemed "AVAILABLE" at such time as Landlord decides to offer the Preferential Space for lease and such space is no longer any of the following: (i) leased or occupied; (ii) assigned or subleased by the then-current tenant of the space; (iii) re-leased by the then-current tenant of the space by renewal, extension or renegotiation (whether agreed to prior to or after the Date of Lease); or (iv) subject to an expansion option, right of first refusal, preferential right or similar obligation existing under any other tenant leases for the Project as of the Date of Lease. This Preferential Right to Lease shall terminate upon relocation of the Premises to another building or upon any Transfer as defined in the Lease. The Preferential Space shall be reduced to the extent Tenant leases any portion thereof, whether or not pursuant to a formal option provision in the Lease.

B. ACCEPTANCE. Prior to leasing any of the Preferential Space to a new tenant, Landlord shall first offer such space in writing to Tenant specifying the amount and location of such space, the anticipated date of tender of possession (if available), the rental rate based on the Market Rental Rate as defined in Rider No. 1 as of the anticipated Preferential Space Commencement Date (as defined below) and other applicable terms (the "PREFERENTIAL RENTAL NOTICE"). Tenant shall have 10 days within which to accept or reject such offer. If Tenant accepts Landlord's offer, Tenant shall, within 15 days after Landlord's written request, execute and return a lease amendment adding the Preferential Space to the Premises for all purposes under the Lease (including any extensions or renewals) and confirming the Base Rent and other applicable terms specified in the Preferential Rental Notice. Such lease amendment may, if applicable, contain a construction agreement using Landlord's then-current form setting forth the schedule and other terms and obligations of the parties regarding the construction of any leasehold improvements in the Preferential Space. If Tenant rejects such offer or fails timely to (i) accept such offer or (ii) execute and return the required lease amendment, then Landlord may lease the Preferential Space or any portion thereof to a Tenant with whom Landlord enters negotiations within 120 days after Tenant's rejection, deemed rejection, or failure to execute and if the negotiations are not complete by the end of such 120 day period, Landlord may continue the negotiations until complete. If Landlord leases all or any portion of the Preferential Space in accordance with the immediately preceding sentence, then this Preferential Right to Lease shall be subordinate to the terms of such lease and any renewal or extension whether by right granted in the lease or through negotiation at a later date.

C. TENDER OF POSSESSION. The Preferential Space shall be leased for the period commencing upon Landlord's tender of possession of the Preferential Space in accordance with Landlord's offer and this Rider (the "PREFERENTIAL SPACE COMMENCEMENT DATE") and continuing through the expiration or earlier termination of the Term, as it may be extended or renewed. Landlord shall not be liable for any delay or failure to tender possession of the Preferential Space by the anticipated tender date for any reason, including by reason of any holdover tenant or occupant, nor shall such failure invalidate the Lease or extend the Term.

D. CONDITION OF PREMISES. The Preferential Space shall be tendered in an "as-is" condition. However, all leasehold improvements shall be constructed in the Preferential Space in accordance with the construction agreement (if any) attached to the applicable lease amendment. Any allowances shall be prorated for any delays in the Preferential Space Commencement Date, taking into account the economic assumptions underlying the terms in the Preferential Rental Notice.


                                      R3-ii